UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

August 31

Date of Fiscal Year End

August 31, 2015

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Greater China Growth Fund

Annual Report

August 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2015

Eaton Vance

Greater China Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Board of Trustees’ Contract Approval	25

Management and Organization	28

Important Notices	31

Eaton Vance

Greater China Growth Fund

August 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended August 31, 2015, the MSCI Golden Dragon Index2 fell 10.99%. This decline in the markets of the Greater China region was considerably less severe than the 22.95% drop in the broader MSCI Emerging Markets Index over the same period.

The 12-month period was an extremely volatile one for the region, especially for China. In November 2014, after continuous weakening in the purchasing managers’ index and sustained deflationary data, the People’s Bank of China began a series of cuts in interest rates and the reserve requirement ratio for banks. Following further discussions about reform of state-owned enterprises and government support for the property market through relaxed restrictions on property transactions, China’s domestic A-share stock market rallied, powered partly by an increase in margin financing. With the Shanghai-Hong Kong Stock Connect Program in place as of November 2014, the Hong Kong stock market followed the direction of the Chinese A-share market fairly closely.

China’s A-share market then peaked in mid-June 2015. The ensuing market downturn was triggered by tightening control on the use of margin financing and other means of leveraging, which induced a stampede of profit-taking and subsequent margin calls. Beijing’s swift interventions, designed to support the market, met with a negative response from both domestic and international investors: the Chinese and Hong Kong markets fell to new year-to-date lows after a weak, intermittent rebound.

In early August 2015, Beijing surprised the world by allowing a 3% devaluation in the Chinese renminbi. The timing of the currency devaluation seemed far from ideal. Had Beijing chosen to devalue in the first half of 2015, when the stock market and fund inflows were strong, the message would have been clear. Instead, Beijing chose to devalue when both the market and economic trends were in the midst of a downturn. As a result, global currency markets were thrown into turmoil, with emerging-market currencies in particular spiraling down significantly.

Given its heavy tech exposure, the Taiwan market was supported by the strength of the U.S. tech cycle and reached a peak in April 2015. Individual companies with a competitive edge in the smartphone and semiconductor fields benefited the most. However, as the situation in China and other emerging economies deteriorated over the summer, Taiwan’s stock market was adversely affected.

Fund Performance

For the 12-month period ended August 31, 2015, Eaton Vance Greater China Growth Fund (the Fund) had a total return of -13.26% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the MSCI Golden Dragon Index (the Index), which returned -10.99% for the same period.

Stock selection in China, as well as in the consumer staples and industrials sectors, detracted from the Fund’s performance relative to the Index for the 12-month period. Among the individual stocks that had a negative impact on the Fund’s relative performance was the Fund’s underweight position in Hong Kong Exchanges and Clearing Limited (HKEx), which operates the securities and derivatives markets in Hong Kong and is one of the world’s largest exchange owners. HKEx’s stock price surged strongly from April 2015 in tandem with China’s A-share market rally. The Fund’s modest cash position also hurt Fund performance relative to the Index.

In contrast, stock selection in Taiwan and in the consumer discretionary sector contributed positively to the Fund’s performance versus the Index for the 12-month period. The Fund’s underweight position in the lagging energy sector also had a positive impact on relative Fund performance. At the individual stock level, the Fund’s lack of exposure to Chinese energy companies CNOOC, Ltd. and PetroChina Co., Ltd., for example, proved beneficial. In addition, the Fund’s overweight positions in several exporters, including Techtronic Industries Co., Ltd. and Nexteer Automotive Group, Ltd., aided Fund performance relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Greater China Growth Fund

August 31, 2015

Performance2,3

Portfolio Managers Stephen Ma, CFA and June Lui, each of BMO Global Asset Management (Asia) Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/28/1992	10/28/1992	–13.26%	2.61%	7.95%
Class A with 5.75% Maximum Sales Charge	—	—	–18.23	1.40	7.31
Class B at NAV	06/07/1993	10/28/1992	–13.87	1.88	7.29
Class B with 5% Maximum Sales Charge	—	—	–18.17	1.54	7.29
Class C at NAV	12/28/1993	10/28/1992	–13.82	1.89	7.30
Class C with 1% Maximum Sales Charge	—	—	–14.68	1.89	7.30
Class I at NAV	10/01/2009	10/28/1992	–13.00	2.90	8.15
MSCI Golden Dragon Index	—	—	–10.99%	4.19%	7.21%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.94%	2.64%	2.64%	1.64%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2005	$20,225	N.A.
Class C	$10,000	08/31/2005	$20,236	N.A.
Class I	$250,000	08/31/2005	$547,475	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Greater China Growth Fund

August 31, 2015

Fund Profile

Regional Allocation (% of net assets)5

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Tencent Holdings, Ltd.	7.3%

Taiwan Semiconductor Manufacturing Co., Ltd.	6.8

AIA Group, Ltd.	6.7

China Construction Bank Corp., Class H	6.4

Industrial & Commercial Bank of China, Ltd., Class H	5.4

China Mobile, Ltd.	5.0

Ping An Insurance (Group) Co. of China, Ltd., Class H	4.1

CK Hutchison Holdings, Ltd.	3.8

China Overseas Land & Investment, Ltd.	3.1

CTBC Financial Holding Co., Ltd.	2.7

Total	51.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater China Growth Fund

August 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Greater China Growth Fund

August 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 – August 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period* (3/1/15 – 8/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$870.60	$9.19	**	1.95%
Class B	$1,000.00	$867.40	$12.47	**	2.65%
Class C	$1,000.00	$867.90	$12.48	**	2.65%
Class I	$1,000.00	$871.90	$7.79	**	1.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.40	$9.91	**	1.95%
Class B	$1,000.00	$1,011.80	$13.44	**	2.65%
Class C	$1,000.00	$1,011.80	$13.44	**	2.65%
Class I	$1,000.00	$1,016.90	$8.39	**	1.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2015.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Greater China Growth Fund

August 31, 2015

Portfolio of Investments

Common Stocks — 95.8%

Security	Shares	Value

China — 52.4%

Auto Components — 2.0%
Nexteer Automotive Group, Ltd.	2,022,000	$1,900,481

		$1,900,481

Banks — 11.8%
China Construction Bank Corp., Class H	8,828,110	$6,205,978
Industrial & Commercial Bank of China, Ltd., Class H	8,904,000	5,213,164

		$11,419,142

Capital Markets — 0.5%
CITIC Securities Co., Ltd., Class H	266,000	$532,581

		$532,581

Commercial Services & Supplies — 1.5%
China Everbright International, Ltd.	1,071,000	$1,409,918

		$1,409,918

Electrical Equipment — 1.2%
Zhuzhou CSR Times Electric Co., Ltd., Class H	170,000	$1,121,489

		$1,121,489

Electronic Equipment, Instruments & Components — 0.9%
AAC Technologies Holdings, Inc.	68,500	$385,821
PAX Global Technology, Ltd.	536,000	499,482

		$885,303

Food Products — 2.0%
China Mengniu Dairy Co., Ltd.	297,000	$1,038,402
Want Want China Holdings, Ltd.	1,178,000	952,719

		$1,991,121

Gas Utilities — 0.6%
China Resources Gas Group, Ltd.	218,000	$579,526

		$579,526

Health Care Providers & Services — 0.4%
iKang Healthcare Group, Inc. ADR(1)	26,783	$421,029

		$421,029

Security	Shares	Value

Household Durables — 0.9%
Haier Electronics Group Co., Ltd.	491,000	$874,972

		$874,972

Insurance — 5.7%
China Pacific Insurance (Group) Co., Ltd., Class H	452,200	$1,637,395
Ping An Insurance (Group) Co. of China, Ltd., Class H	806,000	3,936,319

		$5,573,714

Internet & Catalog Retail — 0.5%
Vipshop Holdings, Ltd. ADR(1)	27,159	$488,590

		$488,590

Internet Software & Services — 7.8%
Baidu, Inc. ADR(1)	3,416	$503,006
Tencent Holdings, Ltd.	420,500	7,042,119

		$7,545,125

Oil, Gas & Consumable Fuels — 2.5%
China Petroleum & Chemical Corp., Class H	3,560,000	$2,387,134

		$2,387,134

Pharmaceuticals — 2.4%
Luye Pharma Group, Ltd.(1)	421,000	$359,153
Sino Biopharmaceutical, Ltd.	1,660,000	1,993,512

		$2,352,665

Real Estate Management & Development — 4.3%
China Overseas Land & Investment, Ltd.	1,024,000	$2,999,313
China Vanke Co., Ltd., Class H	521,933	1,188,412

		$4,187,725

Software — 0.5%
Aisino Corp., Class A	69,400	$501,408

		$501,408

Technology Hardware, Storage & Peripherals — 0.8%
Lenovo Group, Ltd.	940,000	$772,348

		$772,348

Textiles, Apparel & Luxury Goods — 1.1%
ANTA Sports Products, Ltd.	437,000	$1,090,760

		$1,090,760

7	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Wireless Telecommunication Services — 5.0%
China Mobile, Ltd.	399,000	$4,883,538

		$4,883,538

Total China (identified cost $44,972,252)		$50,918,569

Hong Kong — 21.2%

Diversified Financial Services — 2.4%
Hong Kong Exchanges and Clearing, Ltd.	97,621	$2,295,767

		$2,295,767

Hotels, Restaurants & Leisure — 1.5%
Sands China, Ltd.	374,400	$1,301,345
SJM Holdings, Ltd.	151,000	136,718

		$1,438,063

Household Durables — 2.3%
Techtronic Industries Co., Ltd.	614,500	$2,226,223

		$2,226,223

Industrial Conglomerates — 3.8%
CK Hutchison Holdings, Ltd.	280,356	$3,730,492

		$3,730,492

Insurance — 6.7%
AIA Group, Ltd.	1,186,400	$6,547,322

		$6,547,322

Real Estate Investment Trusts (REITs) — 1.7%
Link REIT	312,000	$1,656,433

		$1,656,433

Real Estate Management & Development — 2.8%
Cheung Kong Property Holdings, Ltd.(1)	232,856	$1,640,096
Hongkong Land Holdings, Ltd.	159,600	1,105,787

		$2,745,883

Total Hong Kong (identified cost $16,222,111)		$20,640,183

Security	Shares	Value

Luxembourg — 1.4%

Textiles, Apparel & Luxury Goods — 1.4%
Samsonite International SA	424,800	$1,326,083

		$1,326,083

Total Luxembourg (identified cost $1,051,401)		$1,326,083

Taiwan — 20.8%

Banks — 2.7%
CTBC Financial Holding Co., Ltd.	4,250,742	$2,564,224

		$2,564,224

Electronic Equipment, Instruments & Components — 5.0%
Delta Electronics, Inc.	231,000	$1,158,798
Hon Hai Precision Industry Co., Ltd.	850,200	2,420,320
Largan Precision Co., Ltd.	14,000	1,302,877

		$4,881,995

Food & Staples Retailing — 1.5%
President Chain Store Corp.	214,000	$1,432,077

		$1,432,077

Health Care Equipment & Supplies — 0.1%
St. Shine Optical Co., Ltd.	12,000	$119,335

		$119,335

Insurance — 2.5%
Cathay Financial Holding Co., Ltd.	1,683,929	$2,432,489

		$2,432,489

Multiline Retail — 0.8%
Poya International Co., Ltd.	79,790	$772,021

		$772,021

Semiconductors & Semiconductor Equipment — 7.7%
MediaTek, Inc.	110,000	$848,743
Taiwan Semiconductor Manufacturing Co., Ltd.	1,696,839	6,602,074

		$7,450,817

8	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 0.5%
Adlink Technology, Inc.	209,293	$501,622

		$501,622

Total Taiwan (identified cost $16,154,741)		$20,154,580

Total Common Stocks (identified cost $78,400,505)		$93,039,415

Short-Term Investments — 4.7%

Description	Principal Amount (000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 9/1/15	$4,580	$4,580,008

Total Short-Term Investments (identified cost $4,580,008)		$4,580,008

Total Investments — 100.5% (identified cost $82,980,513)		$97,619,423

Other Assets, Less Liabilities — (0.5)%		$(501,808)

Net Assets — 100.0%		$97,117,615

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

9	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2015

Statement of Assets and Liabilities

Assets	August 31, 2015
Investments, at value (identified cost, $82,980,513)	$97,619,423
Foreign currency, at value (identified cost, $140,278)	140,228
Dividend and interest receivable	132,555
Receivable for investments sold	186,316
Receivable for Fund shares sold	8,515
Receivable from affiliates	8,726
Total assets	$98,095,763

Liabilities
Payable for investments purchased	$518,917
Payable for Fund shares redeemed	173,413
Payable to affiliates:
Investment adviser fee	99,405
Administration fee	13,555
Distribution and service fees	36,225
Accrued expenses	136,633
Total liabilities	$978,148
Net Assets	$97,117,615

Sources of Net Assets
Paid-in capital	$79,532,389
Accumulated net realized gain	2,947,694
Net unrealized appreciation	14,637,532
Total	$97,117,615

Class A Shares
Net Assets	$68,475,377
Shares Outstanding	3,565,037
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.21
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$20.38

Class B Shares
Net Assets	$3,270,976
Shares Outstanding	176,691
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.51

Class C Shares
Net Assets	$15,072,994
Shares Outstanding	816,751
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.45

Class I Shares
Net Assets	$10,298,268
Shares Outstanding	534,719
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.26

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2015

Statement of Operations

Investment Income	Year Ended August 31, 2015
Dividends (net of foreign taxes, $283,995)	$2,526,351
Interest	210
Total investment income	$2,526,561

Expenses
Investment adviser fee	$1,371,245
Administration fee	186,988
Distribution and service fees
Class A	262,646
Class B	55,352
Class C	192,948
Trustees’ fees and expenses	6,903
Custodian fee	99,795
Transfer and dividend disbursing agent fees	210,098
Legal and accounting services	77,162
Printing and postage	31,746
Registration fees	67,050
Miscellaneous	15,061
Total expenses	$2,576,994
Deduct —
Allocation of expenses to affiliates	$11,593
Total expense reductions	$11,593

Net expenses	$2,565,401

Net investment loss	$(38,840)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$11,303,243
Foreign currency transactions	(53,504)
Net realized gain	$11,249,739
Change in unrealized appreciation (depreciation) —
Investments	$(26,795,419)
Foreign currency	(1,596)
Net change in unrealized appreciation (depreciation)	$(26,797,015)

Net realized and unrealized loss	$(15,547,276)

Net decrease in net assets from operations	$(15,586,116)

11	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2015

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income (loss)	$(38,840)	$308,989
Net realized gain from investment and foreign currency transactions	11,249,739	12,491,837
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(26,797,015)	12,399,700
Net increase (decrease) in net assets from operations	$(15,586,116)	$25,200,526
Distributions to shareholders —
From net investment income
Class A	$(231,332)	$(334,193)
Class I	(61,854)	(52,326)
Total distributions to shareholders	$(293,186)	$(386,519)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,395,048	$4,254,522
Class B	255,560	179,096
Class C	1,405,296	724,216
Class I	7,245,107	3,650,750
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	189,819	279,856
Class I	52,535	40,630
Cost of shares redeemed
Class A	(23,581,771)	(19,723,070)
Class B	(1,295,275)	(2,636,018)
Class C	(5,018,749)	(5,979,411)
Class I	(5,231,860)	(2,614,673)
Net asset value of shares exchanged
Class A	2,519,495	2,444,651
Class B	(2,519,495)	(2,444,651)
Net decrease in net assets from Fund share transactions	$(21,584,290)	$(21,824,102)

Net increase (decrease) in net assets	$(37,463,592)	$2,989,905

Net Assets
At beginning of year	$134,581,207	$131,591,302
At end of year	$97,117,615	$134,581,207

Accumulated undistributed net investment income included in net assets
At end of year	$—	$292,943

12	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2015

Financial Highlights

	Class A
	Year Ended August 31,
	2015		2014	2013		2012		2011
Net asset value — Beginning of year	$22.200		$18.450	$15.940		$19.220		$21.090

Income (Loss) From Operations
Net investment income(1)	$0.020		$0.081	$0.090		$0.124		$0.132	(2)
Net realized and unrealized gain (loss)	(2.950)		3.739	2.529		(1.975)		0.691

Total income (loss) from operations	$(2.930)		$3.820	$2.619		$(1.851)		$0.823

Less Distributions
From net investment income	$(0.060)		$(0.070)	$(0.109)		$(0.315)		$—
From net realized gain	—		—	—		(1.114)		(2.693)

Total distributions	$(0.060)		$(0.070)	$(0.109)		$(1.429)		$(2.693)

Redemption fees(1)(3)	$—		$—	$—		$—		$0.000	(4)

Net asset value — End of year	$19.210		$22.200	$18.450		$15.940		$19.220

Total Return(5)	(13.26)%		20.73%	16.43%		(9.20)%		2.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$68,475		$95,911	$91,086		$91,465		$123,108
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.95	%(7)	1.94%	1.98	%(7)	2.00	%(7)(8)	1.85	%(7)(8)
Net investment income	0.09%		0.39%	0.50%		0.75	%(8)	0.61	%(2)(8)
Portfolio Turnover of the Portfolio(9)	—		—	—		43	%(10)	78%
Portfolio Turnover of the Fund	53%		33%	54%		4	%(10)(11)	—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.064 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.31%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and/or sub-adviser to the Portfolio or Fund and manager and/or administrator reimbursed certain operating expenses (equal to 0.01%, 0.05%, 0.10% and 0.09% of average daily net assets for the years ended August 31, 2015, 2013, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

(8)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	Not annualized.

(11)	For the period from August 1, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Greater China Growth Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 1, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2015

Financial Highlights — continued

	Class B
	Year Ended August 31,
	2015		2014	2013		2012		2011
Net asset value — Beginning of year	$21.490		$17.930	$15.510		$18.690		$20.700

Income (Loss) From Operations
Net investment loss(1)	$(0.198)		$(0.106)	$(0.053)		$(0.006)		$(0.023	)(2)
Net realized and unrealized gain (loss)	(2.782)		3.666	2.473		(1.900)		0.706

Total income (loss) from operations	$(2.980)		$3.560	$2.420		$(1.906)		$0.683

Less Distributions
From net investment income	$—		$—	$—		$(0.160)		$—
From net realized gain	—		—	—		(1.114)		(2.693)

Total distributions	$—		$—	$—		$(1.274)		$(2.693)

Redemption fees(1)(3)	$—		$—	$—		$—		$0.000	(4)

Net asset value — End of year	$18.510		$21.490	$17.930		$15.510		$18.690

Total Return(5)	(13.87)%		19.85%	15.60%		(9.83)%		1.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,271		$7,421	$10,602		$13,898		$21,609
Ratios (as a percentage of average daily net assets):
Expenses(6)	2.65	%(7)	2.64%	2.68	%(7)	2.70	%(7)(8)	2.55	%(7)(8)
Net investment loss	(0.93)%		(0.53)%	(0.30)%		(0.04	)%(8)	(0.11	)%(2)(8)
Portfolio Turnover of the Portfolio(9)	—		—	—		43	%(10)	78%
Portfolio Turnover of the Fund	53%		33%	54%		4	%(10)(11)	—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.061 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.39)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and/or sub-adviser to the Portfolio or Fund and manager and/or administrator reimbursed certain operating expenses (equal to 0.01%, 0.05%, 0.10% and 0.09% of average daily net assets for the years ended August 31, 2015, 2013, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

(8)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	Not annualized.

(11)	For the period from August 1, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Greater China Growth Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 1, 2012.

14	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2015

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2015		2014	2013		2012		2011
Net asset value — Beginning of year	$21.420		$17.880	$15.460		$18.640		$20.650

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.136)		$(0.073)	$(0.036)		$0.001		$(0.016	)(2)
Net realized and unrealized gain (loss)	(2.834)		3.613	2.456		(1.901)		0.699

Total income (loss) from operations	$(2.970)		$3.540	$2.420		$(1.900)		$0.683

Less Distributions
From net investment income	$—		$—	$—		$(0.166)		$—
From net realized gain	—		—	—		(1.114)		(2.693)

Total distributions	$—		$—	$—		$(1.280)		$(2.693)

Redemption fees(1)(3)	$—		$—	$—		$—		$0.000	(4)

Net asset value — End of year	$18.450		$21.420	$17.880		$15.460		$18.640

Total Return(5)	(13.82)%		19.80%	15.65%		(9.82)%		1.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,073		$21,271	$22,471		$23,947		$35,331
Ratios (as a percentage of average daily net assets):
Expenses(6)	2.65	%(7)	2.64%	2.68	%(7)	2.70	%(7)(8)	2.55	%(7)(8)
Net investment income (loss)	(0.64)%		(0.36)%	(0.20)%		0.01	%(8)	(0.08	)%(2)(8)
Portfolio Turnover of the Portfolio(9)	—		—	—		43	%(10)	78%
Portfolio Turnover of the Fund	53%		33%	54%		4	%(10)(11)	—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.062 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.37)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and/or sub-adviser to the Portfolio or Fund and manager and/or administrator reimbursed certain operating expenses (equal to 0.01%, 0.05%, 0.10% and 0.09% of average daily net assets for the years ended August 31, 2015, 2013, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

(8)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	Not annualized.

(11)	For the period from August 1, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Greater China Growth Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 1, 2012.

15	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2015

Financial Highlights — continued

	Class I
	Year Ended August 31,
	2015		2014	2013		2012		2011
Net asset value — Beginning of year	$22.240		$18.500	$15.980		$19.290		$21.090

Income (Loss) From Operations
Net investment income(1)	$0.100		$0.156	$0.144		$0.170		$0.237	(2)
Net realized and unrealized gain (loss)	(2.969)		3.715	2.537		(1.983)		0.656

Total income (loss) from operations	$(2.869)		$3.871	$2.681		$(1.813)		$0.893

Less Distributions
From net investment income	$(0.111)		$(0.131)	$(0.161)		$(0.383)		$—
From net realized gain	—		—	—		(1.114)		(2.693)

Total distributions	$(0.111)		$(0.131)	$(0.161)		$(1.497)		$(2.693)

Redemption fees(1)(3)	$—		$—	$—		$—		$0.000	(4)

Net asset value — End of year	$19.260		$22.240	$18.500		$15.980		$19.290

Total Return(5)	(13.00)%		20.98%	16.79%		(8.93)%		3.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,298		$9,977	$7,433		$7,354		$9,286
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.65	%(7)	1.64%	1.68	%(7)	1.69	%(7)(8)	1.56	%(7)(8)
Net investment income	0.45%		0.75%	0.79%		1.02	%(8)	1.10	%(2)(8)
Portfolio Turnover of the Portfolio(9)	—		—	—		43	%(10)	78%
Portfolio Turnover of the Fund	53%		33%	54%		4	%(10)(11)	—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.061 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.81%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and/or sub-adviser to the Portfolio or Fund and manager and/or administrator reimbursed certain operating expenses (equal to 0.01%, 0.05%, 0.10% and 0.09% of average daily net assets for the years ended August 31, 2015, 2013, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

(8)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	Not annualized.

(11)	For the period from August 1, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Greater China Growth Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 1, 2012.

16	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

17

Eaton Vance

Greater China Growth Fund

August 31, 2015

Notes to Financial Statements — continued

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2015 and August 31, 2014 was as follows:

	Year Ended August 31,
	2015	2014

Distributions declared from:
Ordinary income	$293,186	$386,519

During the year ended August 31, 2015, accumulated net realized gain was decreased by $427,757, accumulated net investment loss was decreased by $39,083 and paid-in capital was increased by $388,674 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss) and foreign taxes. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$2,960,588
Net unrealized appreciation	$14,624,638

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

18

Eaton Vance

Greater China Growth Fund

August 31, 2015

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$82,993,407

Gross unrealized appreciation	$20,894,628
Gross unrealized depreciation	(6,268,612)

Net unrealized appreciation	$14,626,016

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.10% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended August 31, 2015, the investment adviser fee amounted to $1,371,245 or 1.10% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays BMO Global Asset Management (Asia) Limited (BMO GAM (Asia)) a portion of its adviser fee for sub-advisory services provided to the Fund.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2015, the administration fee amounted to $186,988.

BMR and BMO GAM (Asia) have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.95%, 2.65%, 2.65% and 1.65% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after December 31, 2015. Pursuant to this agreement, BMR and BMO GAM (Asia) were allocated $11,593 in total of the Fund’s operating expenses for the year ended August 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2015, EVM earned $21,056 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,406 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2015 amounted to $262,646 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2015, the Fund paid or accrued to EVD $41,514 and $144,711 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2015 amounted to $13,838 and $48,237 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

19

Eaton Vance

Greater China Growth Fund

August 31, 2015

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended August 31, 2015, the Fund was informed that EVD received approximately $5,000 and $400 of CDSCs paid by Class B and Class C shareholders, respectively, and less than $100 of CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $64,519,715 and $90,035,082, respectively, for the year ended August 31, 2015.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2015	2014

Sales	199,340	205,687
Issued to shareholders electing to receive payments of distributions in Fund shares	7,831	13,579
Redemptions	(1,078,073)	(952,607)
Exchange from Class B shares	114,760	118,624

Net decrease	(756,142)	(614,717)

	Year Ended August 31,
Class B	2015	2014

Sales	11,658	8,999
Redemptions	(61,414)	(132,687)
Exchange to Class A shares	(118,887)	(122,183)

Net decrease	(168,643)	(245,871)

	Year Ended August 31,
Class C	2015	2014

Sales	63,508	36,447
Redemptions	(239,685)	(300,562)

Net decrease	(176,177)	(264,115)

20

Eaton Vance

Greater China Growth Fund

August 31, 2015

Notes to Financial Statements — continued

	Year Ended August 31,
Class I	2015	2014

Sales	321,278	171,264
Issued to shareholders electing to receive payments of distributions in Fund shares	2,164	1,970
Redemptions	(237,417)	(126,314)

Net increase	86,025	46,920

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks, which is in effect through September 7, 2015. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2015.

On September 4, 2015, the Fund renewed its line of credit agreement, which expires September 2, 2016. Under the terms of the renewed credit agreement, the commitment amount was reduced to $625 million and the commitment fee on the unused portion of the line of credit was changed to an annual rate of 0.10%.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

The securities markets in the Asian and China regions are impacted by the economies of countries in these regions which differ from the United States economy in various ways, such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asian and China regions are affected by developments in the economies of their principal trading partners. Governmental actions can also have a significant effect on the economic conditions in the Asian and China regions, which could adversely affect the value and liquidity of investments.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Greater China Growth Fund

August 31, 2015

Notes to Financial Statements — continued

At August 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$488,590	$9,628,603		$—	$10,117,193
Consumer Staples	—	3,423,198		—	3,423,198
Energy	—	2,387,134		—	2,387,134
Financials	—	39,955,280		—	39,955,280
Health Care	421,029	2,472,000		—	2,893,029
Industrials	—	6,261,899		—	6,261,899
Information Technology	503,006	22,035,612		—	22,538,618
Telecommunication Services	—	4,883,538		—	4,883,538
Utilities	—	579,526		—	579,526

Total Common Stocks	$1,412,625	$91,626,790	*	$—	$93,039,415

Short-Term Investments	$—	$4,580,008		$—	$4,580,008

Total Investments	$1,412,625	$96,206,798		$—	$97,619,423

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of August 31, 2014 whose fair value was determined using Level 3 inputs. At August 31, 2015, investments having a value of $3,489,425 at August 31, 2014 were transferred from Level 1 to Level 2 during the year then ended. The change in level designation within the fair value hierarchy was generally due to an increase in securities valued primarily using the Fund’s fair valuation pricing service as discussed in Note 1A.

22

Eaton Vance

Greater China Growth Fund

August 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater China Growth Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2015

23

Eaton Vance

Greater China Growth Fund

August 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2015, the Fund designates approximately $1,194,721, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended August 31, 2015, the Fund paid foreign taxes of $283,995 and recognized foreign source income of $2,810,346.

Capital Gains Dividends.  The Fund hereby designates $3,441,849 as a capital gain dividend with respect to the taxable year ended August 31, 2015, or if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Greater China Growth Fund

August 31, 2015

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 27, 2015, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2015. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following:

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

25

Eaton Vance

Greater China Growth Fund

August 31, 2015

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2015, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, seventeen, seven, eleven and thirteen times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Greater China Growth Fund (the “Fund”) with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management, and the sub-advisory agreement with BMO Global Asset Management (Asia) Limited (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain investment personnel. In addition, the Board considered the time and attention devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the management of the Fund, including the provision of administrative services.

The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent

26

Eaton Vance

Greater China Growth Fund

August 31, 2015

Board of Trustees’ Contract Approval — continued

trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2014 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2014, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee. The Board also considered actions taken by management in recent years to reduce expenses at the fund complex level.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

27

Eaton Vance

Greater China Growth Fund

August 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

28

Eaton Vance

Greater China Growth Fund

August 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman); 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.

29

Eaton Vance

Greater China Growth Fund

August 31, 2015

Management and Organization — continued

(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser

BMO Global Asset Management (Asia) Limited

Suite 3808, One Exchange Square

Central, Hong Kong

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

406 8.31.15

Eaton Vance

Richard Bernstein All Asset

Strategy Fund

Annual Report

August 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2015

Eaton Vance

Richard Bernstein All Asset Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	28

Federal Tax Information	29

Board of Trustees’ Contract Approval	30

Management and Organization	33

Important Notices	36

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

A sharp downturn late in the period left most global stock markets with losses in dollar terms for the 12 months ended August 31, 2015.

Early in the 12-month period, many world stock markets turned lower in September 2014 amid renewed worries about the global economy, international conflicts and elevated stock valuations. However, markets rebounded in late 2014 amid positive economic data in the U.S. and additional stimulus measures by the Bank of Japan and the People’s Bank of China.

In the first quarter of 2015, harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted U.S. economic growth. In Europe, stocks gained momentum after the European Central Bank stepped up its economic stimulus measures. Many global equity markets drew confidence from the U.S. Federal Reserve (the Fed)’s reassurance in mid-June 2015 that eventual U.S. interest-rate hikes would be gradual and would proceed slowly. Late in the period, however, the mounting Greek debt crisis and signs of economic weakness in China sent stock markets worldwide lower. In August 2015, many global equity markets dropped on growing concerns about China’s economic slowdown and the timing of the Fed’s first rate hike.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, fell 4.13%. The MSCI EAFE Index of developed-market international equities declined 7.47%, while the MSCI Emerging Markets Index dropped 22.95%. In the U.S., the blue-chip Dow Jones Industrial Average lost 1.00%, while the broader U.S. equity market, as represented by the S&P 500 Index, eked out a positive 0.48% return.

On the fixed-income side, global interest rates remained relatively low for much of the 12-month period, helping to support many bond prices. Rates rose significantly in February 2015 and rose again in June 2015 in anticipation of the Fed’s potential first rate hike since June 2006. However, rates retreated late in the period amid the global stock pullback. Municipal bond yields had a more muted reaction to the late-period equity downturn, but otherwise followed a similar pattern as other interest rates over the 12-month period. The Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, had a total return of 1.56% for the full period. The municipal bond market, as measured by the Barclays Municipal Bond Index, had a total return of 2.52% for the period.

Fund Performance

For the 12-month period ended August 31, 2015, Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) had a total return of -4.48% for Class A shares at net asset value (NAV), underperforming the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index (the Index), which returned 1.56% for the same period. The Fund also underperformed its blended benchmark, a 60%/40% blend of the Index and the MSCI All Country World Index, respectively, which returned -1.52% for the 12-month period.

Using a macro-driven, top-down asset allocation approach, the Fund may at times seek to identify areas of scarcity of capital or potentially overlooked investment opportunities across asset classes worldwide. The Fund underperformed the Index primarily due to the Fund’s overweight position in equities and its corresponding underweight in fixed-income securities relative to the Index. In particular, the Fund’s holdings in U.S. and South Korean stocks, as well as its exposure to emerging markets (through investment in futures contracts), detracted from Fund performance for the 12-month period.

Within the Fund’s equity portfolio, six of the 10 economic sectors in which the Fund was invested had negative absolute returns for the 12-month period. The Fund’s holdings in two lagging sectors, materials and energy, were the Fund’s weakest absolute performers. In January 2015, in response to falling oil prices, management sold all of the Fund’s remaining stocks in the energy sector. The industrials sector was also a drag on absolute Fund performance, particularly the Fund’s holdings in small- and mid-cap U.S. industrial stocks. On a geographic basis, the Fund’s exposure to emerging markets, particularly South Korea, hurt absolute Fund performance, as emerging-market equities generally performed poorly during the period.

On the positive side, the Fund’s currency hedging activity, particularly in the euro and the Japanese yen, boosted absolute Fund performance. Management adopted a currency hedging strategy early in the 12-month period based on its expectation of a rising U.S. dollar. This strategy, designed to help manage the currency risk of foreign stock holdings, proved beneficial when the dollar continued to rise against the aforementioned currencies. In another move that aided absolute Fund performance, management gradually reoriented the Fund’s U.S. equity holdings away from small- and mid-cap stocks toward large-cap growth stocks in response to weakening corporate profitability during the period.

On an equity sector basis, the health care and consumer staples sectors contributed to absolute Fund performance for the 12-month period. Traditionally viewed as defensive areas of the equity market, the two sectors helped Fund performance in a declining market during the 12-month period. Geographically, stock selection in Japan, along with the Fund’s sizable allocation to the country, benefited absolute Fund performance. In addition, the Fund’s holdings in Ireland contributed to absolute Fund performance.

Within the fixed-income portion of the portfolio, the Fund’s holdings in long-term U.S. Treasury bonds detracted from Fund performance versus the Index for the 12-month period. This was due to rising interest rates during the period, along with the timing of the Fund’s investments. Conversely, the Fund’s exposure to high-yield municipal bonds was a contributor to Fund performance versus the Index. High-yield municipals generally benefited from low interest rates and an improving U.S. economy during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Performance2,3

Portfolio Manager Richard Bernstein of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/30/2011	09/30/2011	–4.48%	—	6.44%
Class A with 5.75% Maximum Sales Charge	—	—	–9.96	—	4.84
Class C at NAV	09/30/2011	09/30/2011	–5.12	—	5.65
Class C with 1% Maximum Sales Charge	—	—	–6.06	—	5.65
Class I at NAV	09/30/2011	09/30/2011	–4.24	—	6.69
Barclays U.S. Aggregate Bond Index	—	—	1.56%	2.98%	2.44%
MSCI All Country World Index	—	—	–6.29	9.59	11.56
Blend of 60% Barclays U.S. Aggregate Bond Index and 40% MSCI All Country World Index	—	—	–1.52	5.83	6.20

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.40%	2.15%	1.16%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$12,404	N.A.
Class I	$250,000	09/30/2011	$322,257	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Fund Profile

Country Allocation (% of net assets)5,6

Asset Allocation (% of net assets)5,6

Top 10 Holdings (% of net assets)[5,7]

Market Vectors High-Yield Municipal Index ETF	14.5%

E-mini S&P 500 Index Futures Contracts	3.0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	2.4

E-mini MSCI Emerging Markets Index Futures Contracts	1.8

Apple, Inc.	1.2

U.S. Treasury Note, 2.25%, 4/30/21	1.2

U.S. Treasury Note, 1.50%, 12/31/18	1.1

U.S. Treasury Note, 2.625%, 8/15/20	0.7

U.S. Treasury Note, 0.75%, 12/31/17	0.7

Toyota Motor Corp.	0.6
Total	27.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI All Country World Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]	Includes futures contracts based on the value of their notional amounts, with an equal offsetting position in U.S. cash for purposes of the allocation charts.

[6]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[7]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 – August 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period* (3/1/15 – 8/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$947.40	$6.43	1.31%
Class C	$1,000.00	$944.30	$10.10	2.06%
Class I	$1,000.00	$948.40	$5.21	1.06%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.67	1.31%
Class C	$1,000.00	$1,014.80	$10.46	2.06%
Class I	$1,000.00	$1,019.90	$5.40	1.06%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2015. The expense ratios do not reflect the expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies, including Exchange-Traded Funds.

6

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Portfolio of Investments

Common Stocks — 54.4%

Security	Shares	Value

Aerospace & Defense — 0.4%
Honeywell International, Inc.	10,683	$1,060,501
United Technologies Corp.	10,729	982,884

		$2,043,385

Air Freight & Logistics — 0.2%
United Parcel Service, Inc., Class B	9,344	$912,442

		$912,442

Auto Components — 0.9%
Bridgestone Corp.	56,400	$1,885,881
Compagnie Generale des Etablissements Michelin, Class B	4,127	398,504
Continental AG	1,790	379,140
Delphi Automotive PLC	10,314	778,913
Denso Corp.	18,700	834,349

		$4,276,787

Automobiles — 2.1%
Bayerische Motoren Werke AG	7,022	$645,397
Fuji Heavy Industries, Ltd.	29,200	1,020,797
Honda Motor Co., Ltd.	67,700	2,129,441
Mazda Motor Corp.	63,900	1,095,082
Nissan Motor Co., Ltd.	198,000	1,780,697
Porsche Automobil Holding SE, PFC Shares	5,466	379,579
Toyota Motor Corp.	51,300	3,032,149

		$10,083,142

Banks — 3.4%
Banco Santander SA	208,902	$1,275,260
Bankinter SA	52,957	396,773
Citigroup, Inc.	28,582	1,528,565
Commerzbank AG(1)	33,805	377,652
Danske Bank A/S	17,334	536,104
DNB ASA	29,712	422,988
Erste Group Bank AG(1)	13,120	388,247
HSBC Holdings PLC	233,188	1,843,040
ING Groep NV	54,463	834,506
JPMorgan Chase & Co.	35,279	2,261,384
KBC Groep NV	7,008	463,103
Nordea Bank AB	66,009	779,420
Skandinaviska Enskilda Banken AB, Class A	37,178	432,012
Standard Chartered PLC	30,523	355,607
Swedbank AB, Class A	26,836	612,161
UniCredit SpA	71,917	469,076

Security	Shares	Value

Banks (continued)
United Bankshares, Inc.	11,701	$437,851
Wells Fargo & Co.	48,720	2,598,238

		$16,011,987

Beverages — 1.9%
Anheuser-Busch InBev SA/NV	14,555	$1,587,496
Coca-Cola Co. (The)	42,490	1,670,707
Diageo PLC	59,009	1,563,558
Heineken NV	12,402	980,199
PepsiCo, Inc.	20,284	1,884,992
Pernod-Ricard SA	13,473	1,412,817

		$9,099,769

Biotechnology — 1.2%
Actelion, Ltd.	4,075	$553,244
Alexion Pharmaceuticals, Inc.(1)	4,361	750,920
Amgen, Inc.	9,828	1,491,694
Biogen, Inc.(1)	1,795	533,653
Celgene Corp.(1)	8,489	1,002,381
Gilead Sciences, Inc.	11,909	1,251,279

		$5,583,171

Building Products — 0.2%
Daikin Industries, Ltd.	16,600	$986,255

		$986,255

Capital Markets — 0.2%
Credit Suisse Group AG	19,340	$520,584
Julius Baer Group, Ltd.	7,655	372,073

		$892,657

Chemicals — 0.2%
Shin-Etsu Chemical Co., Ltd.	14,000	$768,070

		$768,070

Communications Equipment — 0.4%
Cisco Systems, Inc.	47,725	$1,235,123
QUALCOMM, Inc.	13,847	783,463

		$2,018,586

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(1)	12,929	$1,733,003
Deutsche Boerse AG	5,185	463,170
EXOR SpA	8,278	379,890

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Diversified Financial Services (continued)
Investor AB, Class B	20,992	$754,602
London Stock Exchange Group PLC	9,963	381,859

		$3,712,524

Diversified Telecommunication Services — 2.3%
AT&T, Inc.	58,680	$1,948,176
Deutsche Telekom AG	91,982	1,569,078
Proximus	46,330	1,661,867
Swisscom AG	1,835	990,475
Telefonica SA	142,664	2,010,488
Telenor ASA	29,932	595,210
Verizon Communications, Inc.	43,078	1,982,019

		$10,757,313

Electric Utilities — 2.0%
American Electric Power Co., Inc.	18,520	$1,005,451
Duke Energy Corp.	12,987	920,908
Endesa SA	24,045	496,719
Eversource Energy	11,608	548,362
Fortum Oyj	33,952	549,586
Iberdrola SA	204,962	1,385,972
NextEra Energy, Inc.	17,073	1,680,154
OGE Energy Corp.	13,071	366,511
Red Electrica Corp. SA	10,788	858,415
SSE PLC	26,470	593,170
Xcel Energy, Inc.	23,133	780,276

		$9,185,524

Electronic Equipment, Instruments & Components — 0.7%
Citizen Holdings Co., Ltd.	229,400	$1,729,626
Kyocera Corp.	30,100	1,474,570

		$3,204,196

Food & Staples Retailing — 1.4%
Casino Guichard-Perrachon SA	7,682	$485,272
Costco Wholesale Corp.	6,129	858,366
CVS Health Corp.	18,479	1,892,249
Koninklijke Ahold NV	53,055	1,046,385
Wal-Mart Stores, Inc.	21,074	1,364,120
Walgreens Boots Alliance, Inc.	11,025	954,214

		$6,600,606

Food Products — 1.7%
Bunge, Ltd.	5,145	$372,755
Campbell Soup Co.	12,581	603,762

Security	Shares	Value

Food Products (continued)
ConAgra Foods, Inc.	9,319	$388,416
Danone SA	12,052	746,664
General Mills, Inc.	13,983	793,675
Hershey Co. (The)	10,440	934,589
Kellogg Co.	6,303	417,763
Mondelez International, Inc., Class A	24,373	1,032,440
Nestle SA	34,949	2,574,584

		$7,864,648

Gas Utilities — 0.1%
Gas Natural SDG SA	30,173	$610,233

		$610,233

Health Care Equipment & Supplies — 1.2%
Abbott Laboratories	25,354	$1,148,283
Coloplast A/S, Class B	7,699	523,474
Essilor International SA	9,492	1,129,947
Medtronic PLC	15,240	1,101,700
Sirona Dental Systems, Inc.(1)	3,995	381,043
Sonova Holding AG	4,191	544,370
Zimmer Biomet Holdings, Inc.	7,697	797,101

		$5,625,918

Health Care Providers & Services — 2.2%
AmerisourceBergen Corp.	10,694	$1,069,828
Anthem, Inc.	5,628	793,829
Cardinal Health, Inc.	12,473	1,026,154
Cigna Corp.	4,608	648,760
DaVita HealthCare Partners, Inc.(1)	9,619	727,581
Express Scripts Holding Co.(1)	8,878	742,201
Fresenius Medical Care AG & Co. KGaA	20,578	1,567,344
Fresenius SE & Co. KGaA	16,580	1,169,670
McKesson Corp.	4,934	974,860
UnitedHealth Group, Inc.	12,128	1,403,209

		$10,123,436

Hotels, Restaurants & Leisure — 1.2%
Accor SA	8,420	$398,684
Carnival Corp.	15,318	754,105
Compass Group PLC	29,609	467,010
InterContinental Hotels Group PLC	10,480	392,369
McDonald’s Corp.	10,046	954,571
Starbucks Corp.	16,327	893,250

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Whitbread PLC	6,666	$486,813
Wyndham Worldwide Corp.	19,660	1,503,597

		$5,850,399

Household Durables — 0.9%
Casio Computer Co., Ltd.	76,900	$1,474,931
Nikon Corp.	125,100	1,599,083
Sony Corp.(1)	44,000	1,134,583

		$4,208,597

Household Products — 1.6%
Colgate-Palmolive Co.	20,725	$1,301,737
Henkel AG & Co. KGaA, PFC Shares	8,357	873,291
Kimberly-Clark Corp.	8,070	859,697
Procter & Gamble Co. (The)	31,357	2,215,999
Reckitt Benckiser Group PLC	25,237	2,211,125

		$7,461,849

Industrial Conglomerates — 0.9%
3M Co.	8,744	$1,242,872
General Electric Co.	105,543	2,619,577
Roper Technologies, Inc.	3,184	516,095

		$4,378,544

Insurance — 1.4%
Allianz SE	7,775	$1,238,813
Assicurazioni Generali SpA	28,950	529,476
Aviva PLC	72,858	536,423
NN Group NV	13,042	398,059
Prudential PLC	37,078	800,230
Sampo Oyj, Class A	16,659	802,541
Standard Life PLC	59,618	377,304
Swiss Re AG	10,377	889,606
Zurich Insurance Group AG	2,890	793,488

		$6,365,940

Internet & Catalog Retail — 0.5%
Amazon.com, Inc.(1)	2,943	$1,509,435
Priceline Group, Inc. (The)(1)	579	722,963

		$2,232,398

Internet Software & Services — 1.3%
eBay, Inc.(1)	17,268	$468,135
Facebook, Inc., Class A(1)	16,675	1,491,245

Security	Shares	Value

Internet Software & Services (continued)
Google, Inc., Class A(1)	2,966	$1,921,434
Google, Inc., Class C(1)	2,970	1,836,203
Yahoo! Inc.(1)	9,998	322,336

		$6,039,353

IT Services — 2.2%
Accenture PLC, Class A	8,732	$823,166
Automatic Data Processing, Inc.	12,328	953,201
Cognizant Technology Solutions Corp., Class A(1)	5,640	354,981
Fidelity National Information Services, Inc.	13,807	953,511
Fiserv, Inc.(1)	14,599	1,244,857
International Business Machines Corp.	15,512	2,294,070
MasterCard, Inc., Class A	12,480	1,152,777
Paychex, Inc.	18,639	832,418
PayPal Holdings, Inc.(1)	17,268	604,380
Visa, Inc., Class A	18,649	1,329,674

		$10,543,035

Leisure Products — 0.2%
Yamaha Corp.	37,500	$856,891

		$856,891

Life Sciences Tools & Services — 0.4%
Illumina, Inc.(1)	1,977	$390,675
Mettler-Toledo International, Inc.(1)	1,258	373,060
Thermo Fisher Scientific, Inc.	8,607	1,079,059

		$1,842,794

Machinery — 0.8%
Cummins, Inc.	3,213	$391,183
FANUC Corp.	5,000	809,752
Ingersoll-Rand PLC	11,639	643,520
Komatsu, Ltd.	54,700	905,835
Kubota Corp.	71,000	1,105,090

		$3,855,380

Media — 2.1%
Comcast Corp., Class A	25,594	$1,441,710
Liberty Global PLC, Series C(1)	11,235	504,115
Omnicom Group, Inc.	26,983	1,807,321
Pearson PLC	22,643	392,552
ProSiebenSat.1 Media SE	8,506	413,126
Publicis Groupe SA	5,824	414,508
RELX PLC	31,295	498,969
Time Warner, Inc.	13,261	942,857

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Media (continued)
Twenty-First Century Fox, Inc., Class A	22,471	$615,481
Vivendi SA	34,730	857,234
Walt Disney Co. (The)	14,965	1,524,634
Wolters Kluwer NV	12,633	399,688

		$9,812,195

Multi-Utilities — 1.2%
Dominion Resources, Inc.	19,689	$1,373,308
DTE Energy Co.	10,986	857,567
E.ON SE	46,381	524,145
Engie	33,864	604,810
National Grid PLC	91,593	1,206,795
Sempra Energy	11,112	1,053,973

		$5,620,598

Multiline Retail — 0.4%
Marks & Spencer Group PLC	49,285	$391,319
Nordstrom, Inc.	9,396	684,781
Target Corp.	10,326	802,433

		$1,878,533

Personal Products — 0.7%
Beiersdorf AG	11,485	$949,053
L’Oreal SA	5,157	881,942
Unilever NV	38,673	1,549,803

		$3,380,798

Pharmaceuticals — 6.1%
AbbVie, Inc.	18,922	$1,180,922
Allergan PLC(1)	3,064	930,659
Astellas Pharma, Inc.	132,200	1,955,300
Bayer AG	11,634	1,572,406
Bristol-Myers Squibb Co.	15,898	945,454
Eli Lilly & Co.	15,013	1,236,321
GlaxoSmithKline PLC	55,148	1,125,991
Johnson & Johnson	26,578	2,497,800
Merck & Co., Inc.	24,600	1,324,710
Merck KGaA	16,996	1,618,305
Novartis AG	24,672	2,407,635
Novo Nordisk A/S, Class B	19,371	1,069,480
Pfizer, Inc.	59,415	1,914,351
Roche Holding AG PC	8,861	2,412,180
Sanofi	28,827	2,835,473
Takeda Pharmaceutical Co., Ltd.	46,100	2,261,418
Teva Pharmaceutical Industries, Ltd.	9,064	590,775
UCB SA	9,497	716,670

		$28,595,850

Security	Shares	Value

Real Estate Investment Trusts (REITs) — 0.4%
British Land Co. PLC (The)	38,435	$479,228
Klepierre	8,756	385,343
Land Securities Group PLC	25,570	488,434
Unibail-Rodamco SE	2,165	562,081

		$1,915,086

Real Estate Management & Development — 0.1%
Deutsche Wohnen AG, Bearer Shares	14,914	$392,434

		$392,434

Road & Rail — 0.3%
Union Pacific Corp.	18,717	$1,604,796

		$1,604,796

Semiconductors & Semiconductor Equipment — 0.4%
Intel Corp.	39,043	$1,114,287
Texas Instruments, Inc.	16,098	770,129

		$1,884,416

Software — 1.2%
FactSet Research Systems, Inc.	2,373	$374,744
Intuit, Inc.	10,466	897,460
Microsoft Corp.	67,931	2,956,357
Oracle Corp.	32,891	1,219,927

		$5,448,488

Specialty Retail — 1.0%
Hennes & Mauritz AB, Class B	15,977	$613,480
Home Depot, Inc. (The)	15,145	1,763,787
Lowe’s Cos., Inc.	16,745	1,158,252
TJX Cos., Inc. (The)	16,426	1,155,076

		$4,690,595

Technology Hardware, Storage & Peripherals — 2.2%
Apple, Inc.	51,843	$5,845,817
Canon, Inc.	60,400	1,840,210
FUJIFILM Holdings Corp.	53,600	2,197,190
Hewlett-Packard Co.	19,298	541,502

		$10,424,719

Textiles, Apparel & Luxury Goods — 0.9%
Burberry Group PLC	17,613	$378,516
Compagnie Financiere Richemont SA, Class A	8,125	607,079
Hermes International	1,129	400,591

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Hugo Boss AG	3,569	$407,259
Luxottica Group SpA	5,736	388,448
NIKE, Inc., Class B	12,208	1,364,244
Pandora A/S	3,470	401,100
Swatch Group, Ltd. (The), Bearer Shares	1,014	387,600

		$4,334,837

Tobacco — 1.6%
Altria Group, Inc.	29,900	$1,602,042
British American Tobacco PLC	33,029	1,748,965
Imperial Tobacco Group PLC	15,000	722,008
Japan Tobacco, Inc.	26,600	945,348
Philip Morris International, Inc.	17,578	1,402,724
Reynolds American, Inc.	14,186	1,188,078

		$7,609,165

Trading Companies & Distributors — 0.4%
Mitsui & Co., Ltd.	68,800	$894,657
Sumitomo Corp.	94,400	1,001,240

		$1,895,897

Water Utilities — 0.2%
American Water Works Co., Inc.	7,518	$390,485
United Utilities Group PLC	46,042	600,625

		$991,110

Wireless Telecommunication Services — 0.3%
SoftBank Group Corp.	8,600	$500,377
Vodafone Group PLC	293,269	1,009,854

		$1,510,231

Total Common Stocks (identified cost $252,156,997)		$255,985,577

U.S. Treasury Obligations — 12.9%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note:
0.625%, 4/30/18	$1,450	$1,436,231
0.75%, 10/31/17	2,882	2,877,191
0.75%, 12/31/17	3,199	3,188,507
0.75%, 3/31/18	1,736	1,725,801
1.00%, 8/31/16	624	627,147

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note: (continued)
1.00%, 8/31/19	$2,924	$2,879,366
1.125%, 12/31/19	1,427	1,406,682
1.25%, 9/30/15	26	25,922
1.25%, 11/30/18	1,776	1,779,624
1.25%, 2/29/20	1,547	1,530,213
1.375%, 7/31/18	2,671	2,694,242
1.375%, 9/30/18	433	436,620
1.375%, 5/31/20	1,317	1,307,355
1.50%, 6/30/16	592	597,515
1.50%, 8/31/18	1,232	1,246,572
1.50%, 12/31/18	5,263	5,312,380
1.50%, 3/31/19	706	711,969
1.875%, 6/30/20	2,242	2,275,905
2.00%, 1/31/16	25	25,381
2.00%, 9/30/20	1,961	1,998,228
2.00%, 11/30/20	2,142	2,179,110
2.125%, 2/29/16	25	25,325
2.125%, 8/31/20	2,476	2,539,536
2.25%, 3/31/21	1,867	1,917,960
2.25%, 4/30/21(2)	5,429	5,572,172
2.375%, 7/31/17	1,232	1,269,967
2.375%, 5/31/18	721	747,201
2.625%, 4/30/16	65	66,092
2.625%, 1/31/18	331	344,210
2.625%, 8/15/20	3,362	3,526,463
2.75%, 11/30/16	1,116	1,147,236
2.75%, 5/31/17	328	339,971
2.75%, 12/31/17	329	343,082
2.75%, 2/28/18	329	343,580
2.875%, 3/31/18	755	791,490
3.125%, 10/31/16	857	883,084
3.125%, 4/30/17	2,281	2,374,172
3.25%, 6/30/16	24	24,467
3.25%, 7/31/16	287	294,397
3.25%, 12/31/16	715	740,307
4.50%, 2/15/16	23	23,333
4.50%, 5/15/17	779	830,310
5.125%, 5/15/16	159	163,813

Total U.S. Treasury Obligations (identified cost $59,858,188)		$60,570,129

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Portfolio of Investments — continued

Exchange-Traded Funds(3) — 16.9%

Security	Shares	Value

Municipal Bond Funds — 14.5%
Market Vectors High-Yield Municipal Index ETF	2,277,630	$68,328,900

		$68,328,900

Short-Term Fixed Income Funds — 2.4%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	108,947	$11,011,273

		$11,011,273

Total Exchange-Traded Funds (identified cost $80,206,800)		$79,340,173

Short-Term Investments — 15.3%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(4)	$72,133	$72,132,904

Total Short-Term Investments (identified cost $72,132,904)		$72,132,904

Total Investments — 99.5% (identified cost $464,354,889)		$468,028,783

Other Assets, Less Liabilities — 0.5%		$2,508,557

Net Assets — 100.0%		$470,537,340

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PC	–	Participation Certificate
PFC Shares	–	Preference Shares

(1)	Non-income producing security.

(2)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(3)

The Fund is permitted to invest in certain Exchange-Traded Funds (ETFs) in excess of the limits set forth in the Investment Company Act of 1940, as amended, in reliance upon exemptive relief provided to the ETFs by the Securities and Exchange Commission and meeting certain conditions set forth in the exemptive orders.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2015.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	28.2%	$132,815,608
Japan	7.7	36,218,822
United Kingdom	4.7	21,884,595
Germany	3.1	14,539,862
Switzerland	2.8	13,052,918
France	2.4	11,513,869
Spain	1.5	7,033,860
Belgium	0.9	4,429,136
Netherlands	0.8	3,658,837
Sweden	0.7	3,191,675
Denmark	0.5	2,530,158
Italy	0.4	1,766,890
Finland	0.3	1,352,127
Norway	0.2	1,018,198
Israel	0.1	590,775
Austria	0.1	388,247

Common Stocks	54.4%	$255,985,577
U.S. Treasury Obligations	12.9	60,570,129
Exchange-Traded Funds	16.9	79,340,173
Short-Term Investments	15.3	72,132,904

Total Investments	99.5%	$468,028,783

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Statement of Assets and Liabilities

Assets	August 31, 2015
Unaffiliated investments, at value (identified cost, $392,221,985)	$395,895,879
Affiliated investment, at value (identified cost, $72,132,904)	72,132,904
Cash	135,475
Restricted cash*	1,546,269
Foreign currency, at value (identified cost, $252,282)	252,652
Dividends receivable	563,797
Interest receivable	235,968
Interest receivable from affiliated investment	15,988
Receivable for Fund shares sold	1,251,201
Receivable for open forward foreign currency exchange contracts	1,572,043
Tax reclaims receivable	91,627
Total assets	$473,693,803

Liabilities
Cash collateral due to broker	$500,000
Payable for Fund shares redeemed	1,760,259
Payable for variation margin on open financial futures contracts	136,325
Payable for open forward foreign currency exchange contracts	94,348
Payable to affiliates:
Investment adviser and administration fee	376,285
Distribution and service fees	144,151
Accrued expenses	145,095
Total liabilities	$3,156,463
Net Assets	$470,537,340

Sources of Net Assets
Paid-in capital	$473,700,742
Accumulated net realized loss	(10,409,526)
Accumulated undistributed net investment income	4,483,764
Net unrealized appreciation	2,762,360
Total	$470,537,340

Class A Shares
Net Assets	$107,565,623
Shares Outstanding	8,778,507
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.25
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$13.00

Class C Shares
Net Assets	$137,605,261
Shares Outstanding	11,433,392
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$12.04

Class I Shares
Net Assets	$225,366,456
Shares Outstanding	18,302,265
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.31

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the custodian and broker for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Statement of Operations

Investment Income	Year Ended August 31, 2015
Dividends (net of foreign taxes, $295,433)	$9,331,807
Interest	1,151,660
Interest allocated from affiliated investment	140,743
Expenses allocated from affiliated investment	(12,437)
Total investment income	$10,611,773

Expenses
Investment adviser and administration fee	$4,253,531
Distribution and service fees
Class A	276,475
Class C	1,377,032
Trustees’ fees and expenses	25,594
Custodian fee	158,887
Transfer and dividend disbursing agent fees	298,895
Legal and accounting services	60,061
Printing and postage	45,266
Registration fees	85,092
Miscellaneous	42,559
Total expenses	$6,623,392
Deduct —
Reduction of custodian fee	$7
Total expense reductions	$7

Net expenses	$6,623,385

Net investment income	$3,988,388

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(6,478,877)
Investment transactions allocated from affiliated investment	412
Financial futures contracts	(2,613,099)
Foreign currency and forward foreign currency exchange contract transactions	2,245,568
Net realized loss	$(6,845,996)
Change in unrealized appreciation (depreciation) —
Investments	$(17,800,740)
Financial futures contracts	(3,838,299)
Foreign currency and forward foreign currency exchange contracts	1,474,811
Net change in unrealized appreciation (depreciation)	$(20,164,228)

Net realized and unrealized loss	$(27,010,224)

Net decrease in net assets from operations	$(23,021,836)

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$3,988,388	$2,341,957
Net realized gain (loss) from investment transactions, financial futures contracts, and foreign currency and forward foreign currency exchange contract transactions	(6,845,996)	4,319,240
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, foreign currency and forward foreign currency exchange contracts	(20,164,228)	19,641,465
Net increase (decrease) in net assets from operations	$(23,021,836)	$26,302,662
Distributions to shareholders —
From net investment income
Class A	$(463,825)	$(220,748)
Class C	—	(27,530)
Class I	(1,456,013)	(397,130)
From net realized gain
Class A	(1,032,829)	(411,032)
Class C	(1,165,717)	(360,351)
Class I	(2,099,041)	(559,043)
Total distributions to shareholders	$(6,217,425)	$(1,975,834)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$43,403,994	$123,825,544
Class C	50,312,424	92,211,069
Class I	141,679,479	189,438,239
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,166,852	566,322
Class C	672,869	233,627
Class I	2,036,851	440,861
Cost of shares redeemed
Class A	(30,748,276)	(63,648,635)
Class C	(25,471,686)	(7,692,919)
Class I	(122,679,367)	(29,551,539)
Net increase in net assets from Fund share transactions	$60,373,140	$305,822,569

Net increase in net assets	$31,133,879	$330,149,397

Net Assets
At beginning of year	$439,403,461	$109,254,064
At end of year	$470,537,340	$439,403,461

Accumulated undistributed net investment income included in net assets
At end of year	$4,483,764	$1,531,831

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Financial Highlights

	Class A
	Year Ended August 31,				Period Ended August 31, 2012(1)
	2015	2014	2013
Net asset value — Beginning of period	$13.000	$11.600	$11.080		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.121	$0.126	$0.101		$0.112
Net realized and unrealized gain (loss)	(0.697)	1.409	0.572		1.005

Total income (loss) from operations	$(0.576)	$1.535	$0.673		$1.117

Less Distributions
From net investment income	$(0.054)	$(0.047)	$(0.107)		$(0.037)
From net realized gain	(0.120)	(0.088)	(0.046)		—

Total distributions	$(0.174)	$(0.135)	$(0.153)		$(0.037)

Net asset value — End of period	$12.250	$13.000	$11.600		$11.080

Total Return(3)	(4.48)%	13.30%	6.13%		11.20	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$107,566	$100,232	$32,147		$5,007
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.30%	1.33%	1.40	%(6)	1.38	%(6)(7)
Net investment income	0.95%	0.99%	0.87%		1.12	%(7)
Portfolio Turnover	48%	42%	32%		16	%(4)

(1)	For the period from the start of business, September 30, 2011, to August 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.10% and 0.55% of average daily net assets for the year ended August 31, 2013 and the period from the start of business, September 30, 2011, to August 31, 2012, respectively). Absent this reimbursement, total return would have been lower.

(7)	Annualized.

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Financial Highlights — continued

	Class C
	Year Ended August 31,				Period Ended August 31, 2012(1)
	2015	2014	2013
Net asset value — Beginning of period	$12.800	$11.470	$11.020		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.025	$0.025	$0.009		$0.035
Net realized and unrealized gain (loss)	(0.675)	1.399	0.564		1.009

Total income (loss) from operations	$(0.650)	$1.424	$0.573		$1.044

Less Distributions
From net investment income	$—	$(0.006)	$(0.077)		$(0.024)
From net realized gain	(0.110)	(0.088)	(0.046)		—

Total distributions	$(0.110)	$(0.094)	$(0.123)		$(0.024)

Net asset value — End of period	$12.040	$12.800	$11.470		$11.020

Total Return(3)	(5.12)%	12.46%	5.24%		10.45	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$137,605	$120,373	$29,542		$3,062
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.05%	2.08%	2.15	%(6)	2.13	%(6)(7)
Net investment income	0.20%	0.20%	0.08%		0.36	%(7)
Portfolio Turnover	48%	42%	32%		16	%(4)

(1)	For the period from the start of business, September 30, 2011, to August 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.10% and 0.55% of average daily net assets for the year ended August 31, 2013 and the period from the start of business, September 30, 2011, to August 31, 2012, respectively). Absent this reimbursement, total return would have been lower.

(7)	Annualized.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Financial Highlights — continued

	Class I
	Year Ended August 31,				Period Ended August 31, 2012(1)
	2015	2014	2013
Net asset value — Beginning of period	$13.060	$11.640	$11.100		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.152	$0.147	$0.140		$0.147
Net realized and unrealized gain (loss)	(0.699)	1.423	0.562		0.992

Total income (loss) from operations	$(0.547)	$1.570	$0.702		$1.139

Less Distributions
From net investment income	$(0.083)	$(0.062)	$(0.116)		$(0.039)
From net realized gain	(0.120)	(0.088)	(0.046)		—

Total distributions	$(0.203)	$(0.150)	$(0.162)		$(0.039)

Net asset value — End of period	$12.310	$13.060	$11.640		$11.100

Total Return(3)	(4.24)%	13.56%	6.39%		11.42	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$225,366	$218,798	$47,565		$37,038
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.05%	1.09%	1.15	%(6)	1.13	%(6)(7)
Net investment income	1.19%	1.16%	1.21%		1.50	%(7)
Portfolio Turnover	48%	42%	32%		16	%(4)

(1)	For the period from the start of business, September 30, 2011, to August 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.10% and 0.55% of average daily net assets for the year ended August 31, 2013 and the period from the start of business, September 30, 2011, to August 31, 2012, respectively). Absent this reimbursement, total return would have been lower.

(7)	Annualized.

18	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

19

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

In addition to the direct expenses borne by the Fund, investing in shares of other investment companies, including Exchange-Traded Funds, subjects the Fund to a pro rata portion of their fees and expenses, which are borne indirectly by the Fund.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date.

20

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2015 and August 31, 2014 was as follows:

	Year Ended August 31,
	2015	2014

Distributions declared from:
Ordinary income	$3,235,908	$941,227
Long-term capital gains	$2,981,517	$1,034,607

During the year ended August 31, 2015, accumulated net realized loss was increased by $2,515,575, accumulated undistributed net investment income was increased by $883,383 and paid-in capital was increased by $1,632,192 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs), dividend redesignations, distributions from real estate investment trusts, investments in partnerships and accretion of market discount. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$5,968,315
Deferred capital losses	$(12,895,055)
Net unrealized appreciation	$3,763,338

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, accretion of market discount, investments in PFICs, foreign currency transactions and investments in partnerships.

At August 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $12,895,055 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at August 31, 2015, $12,895,055 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$464,257,163

Gross unrealized appreciation	$17,060,183
Gross unrealized depreciation	(13,288,563)

Net unrealized appreciation	$3,771,620

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $500 million, 0.85% on net assets of $500 million but less than $1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. For the year ended August 31, 2015,

21

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

the investment adviser and administration fee amounted to $4,253,531 or 0.90% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its advisory and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and RBA had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and including expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies) exceeded 1.45%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, through December 31, 2014. Pursuant to this agreement, EVM and RBA reimbursed no expenses for the year ended August 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2015, EVM earned $5,387 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $73,041 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2015 amounted to $276,475 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2015, the Fund paid or accrued to EVD $1,032,774 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2015 amounted to $344,258 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2015, the Fund was informed that EVD received approximately $7,000 and $300 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended August 31, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$234,164,382	$165,265,417
U.S. Government and Agency Securities	33,883,647	22,207,189

	$268,048,029	$187,472,606

22

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2015	2014

Sales	3,391,748	9,863,792
Issued to shareholders electing to receive payments of distributions in Fund shares	91,734	46,005
Redemptions	(2,417,742)	(4,968,726)

Net increase	1,065,740	4,941,071

	Year Ended August 31,
Class C	2015	2014

Sales	3,999,181	7,436,261
Issued to shareholders electing to receive payments of distributions in Fund shares	53,572	19,166
Redemptions	(2,024,979)	(625,090)

Net increase	2,027,774	6,830,337

	Year Ended August 31,
Class I	2015	2014

Sales	11,035,892	14,973,021
Issued to shareholders electing to receive payments of distributions in Fund shares	159,628	35,697
Redemptions	(9,652,245)	(2,337,133)

Net increase	1,543,275	12,671,585

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at August 31, 2015 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

9/21/15	Australian Dollar 22,000,000	United States Dollar 16,196,400	Morgan Stanley & Co. International PLC	$555,246	$—	$555,246
9/21/15	United States Dollar 15,607,900	Australian Dollar 22,000,000	Morgan Stanley & Co. International PLC	33,254	—	33,254

23

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

9/28/15	Australian Dollar 21,000,000	United States Dollar 14,892,570	Morgan Stanley & Co. International PLC	$—	$(32,256)	$(32,256)
9/28/15	Euro 40,000,000	United States Dollar 45,398,000	Morgan Stanley & Co. International PLC	495,021	—	495,021
9/28/15	Japanese Yen 4,100,000,000	United States Dollar 34,321,686	Morgan Stanley & Co. International PLC	488,522	—	488,522
9/30/15	South Korean Won 17,600,000,000	United States Dollar 14,807,336	Barclays Bank PLC	—	(62,092)	(62,092)

				$1,572,043	$(94,348)	$1,477,695

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

9/15	205 E-mini MSCI Emerging Markets Index	Long	$9,922,799	$8,379,375	$(1,543,424)
9/15	145 E-mini S&P 500 Index	Long	15,114,223	14,276,700	(837,523)

					$(2,380,947)

At August 31, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Equity Price Risk:  The Fund enters into equity index futures contracts to enhance return and as a substitution for the purchase of securities.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates and/or to enhance total return.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At August 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $94,348. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $1,447,104 at August 31, 2015.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

24

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at August 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at August 31, 2015.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2015 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Futures contracts	$—		$(2,380,947	)(1)
Foreign Exchange	Forward foreign currency exchange contracts	1,572,043	(2)	(94,348	)(3)

Total		$1,572,043		$(2,475,295)

Derivatives not subject to master netting or similar agreements		$—		$(2,380,947)

Total Derivatives subject to master netting or similar agreements		$1,572,043		$(94,348)

(1)

Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(3)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of August 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Morgan Stanley & Co. International PLC	$1,572,043	$(32,256)	$—	$—	$1,539,787

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Barclays Bank PLC	$(62,092)	$—	$—	$—	$(62,092)
Morgan Stanley & Co. International PLC	(32,256)	32,256	—	—	—

	$(94,348)	$32,256	$—	$—	$(62,092)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

25

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended August 31, 2015 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Futures contracts	$(2,613,099)	$(3,838,299)
Foreign Exchange	Forward foreign currency exchange contracts	2,639,957	1,477,695

Total		$26,858	$(2,360,604)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended August 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Forward Foreign Currency Exchange Contracts

$42,610,000	$86,820,000

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks, which is in effect through September 7, 2015. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2015.

On September 4, 2015, the Fund renewed its line of credit agreement, which expires September 2, 2016. Under the terms of the renewed credit agreement, the commitment amount was reduced to $625 million and the commitment fee on the unused portion of the line of credit was changed to an annual rate of 0.10%.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

26

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$20,881,525	$27,342,849	$—	$48,224,374
Consumer Staples	21,738,326	20,278,509	—	42,016,835
Financials	8,559,041	20,731,587	—	29,290,628
Health Care	27,717,487	24,053,682	—	51,771,169
Industrials	9,973,870	5,702,829	—	15,676,699
Information Technology	32,321,197	7,241,596	—	39,562,793
Materials	—	768,070	—	768,070
Telecommunication Services	3,930,195	8,337,349	—	12,267,544
Utilities	8,976,995	7,430,470	—	16,407,465

Total Common Stocks	$134,098,636	$121,886,941 *	$—	$255,985,577

U.S. Treasury Obligations	$—	$60,570,129	$—	$60,570,129
Exchange-Traded Funds	79,340,173	—	—	79,340,173
Short-Term Investments	—	72,132,904	—	72,132,904

Total Investments	$213,438,809	$254,589,974	$—	$468,028,783

Forward Foreign Currency Exchange Contracts	$—	$1,572,043	$—	$1,572,043

Total	$213,438,809	$256,162,017	$—	$469,600,826

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(94,348)	$—	$(94,348)
Futures Contracts	(2,380,947)	—	—	(2,380,947)

Total	$(2,380,947)	$(94,348)	$—	$(2,475,295)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of August 31, 2014 whose fair value was determined using Level 3 inputs. At August 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

27

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein All Asset Strategy Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Richard Bernstein All Asset Strategy Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2015

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Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended August 31, 2015, the Fund designates approximately $9,436,935, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 37.98% qualifies for the corporate dividends received deduction.

29

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 27, 2015, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2015. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following:

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

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Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2015, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, seventeen, seven, eleven and thirteen times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Richard Bernstein Advisors LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser and coordinating activities in implementing the Fund’s investment strategy. In particular, the Board evaluated the abilities and experience of the Sub-advisers personnel in investing in assets around the world and among various asset classes, including equity, fixed-income, commodity, currency and cash investments. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain investment personnel. In addition, the Board considered the time and attention devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the management of the Fund, including the provision of administrative services.

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Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one- and three-year periods ended September 30, 2014 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2014, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee. The Board also considered actions taken by management in recent years to reduce expenses at the fund complex level. The Board also considered that the management fees by the Fund are for services provided in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

32

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

33

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman); 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

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Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2015

Management and Organization — continued

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

Tower 45

120 West 45th Street, 19th Floor

New York, NY 10036

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5669    8.31.15

Eaton Vance

Richard Bernstein Equity Strategy Fund

Annual Report

August 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2015

Eaton Vance

Richard Bernstein Equity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Board of Trustees’ Contract Approval	29

Management and Organization	32

Important Notices	35

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

A sharp downturn late in the period left most global stock markets with losses in dollar terms for the 12 months ended August 31, 2015.

Early in the 12-month period, many world stock markets turned lower in September 2014 amid renewed worries about the global economy, international conflicts and elevated stock valuations. However, markets rebounded in late 2014 amid positive economic data in the U.S. and additional stimulus measures by the Bank of Japan and the People’s Bank of China.

In the first quarter of 2015, harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted U.S. economic growth. In Europe, stocks gained momentum after the European Central Bank stepped up its economic stimulus measures. Many global equity markets drew confidence from the U.S. Federal Reserve (the Fed)’s reassurance in mid-June 2015 that eventual U.S. interest-rate hikes would be gradual and would proceed slowly. Late in the period, however, the mounting Greek debt crisis and signs of economic weakness in China sent stock markets worldwide lower. In August 2015, many global equity markets dropped on growing concerns about China’s economic slowdown and the timing of the Fed’s first rate hike.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, fell 4.13%. The MSCI EAFE Index of developed-market international equities declined 7.47%, while the MSCI Emerging Markets Index dropped 22.95%. In the U.S., the blue-chip Dow Jones Industrial Average lost 1.00%, while the broader U.S. equity market, as represented by the S&P 500 Index, eked out a positive 0.48% return.

Fund Performance

For the 12-month period ended August 31, 2015, Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) had a total return of -5.49% for Class A shares at net asset value (NAV), outperforming the Fund’s benchmark, the MSCI All Country World Index (the Index), which returned -6.29% for the same period.

The Fund outperformed the Index for the 12-month period primarily due to currency hedging activity, particularly in the euro and the Japanese yen. Management adopted a currency hedging strategy early in the period based on its expectation of a rising U.S. dollar. This strategy, designed to help manage the currency risk of foreign stock holdings, proved beneficial when the dollar continued to rise against the aforementioned currencies. Along with currency hedging, sector allocation boosted the Fund’s performance relative to the Index. In another move that aided relative Fund performance, management gradually reoriented the Fund’s U.S. equity holdings away from small- and mid-cap stocks toward large-cap growth stocks in response to weakening corporate profitability during the period.

Four of the 10 economic sectors in which the Fund was invested had positive absolute returns for the 12-month period. Of those, energy was the largest contributor to the Fund’s performance versus the Index, thanks to an underweight position in the lagging sector. In January 2015, in response to falling oil prices, management sold all of the Fund’s remaining stocks in the energy sector. In the consumer staples sector, stock selection and an overweight position, particularly within the U.S., helped the Fund’s performance relative to the Index. An underweight position in the lagging materials sector also lifted the Fund’s relative performance. On a geographic basis, the Fund’s underweight position in Canada contributed to Fund performance versus the Index, as Canadian stocks were hurt by falling energy prices during the period.

On the negative side, the industrials sector was the largest detractor from the Fund’s performance relative to the Index. This was due to stock selection within the sector, particularly the Fund’s holdings in small- and mid-cap U.S. industrial stocks. The consumer discretionary sector, most notably the U.S. specialty retail industry, also hampered the Fund’s performance relative to the Index, a result of both an underweight position and stock selection. Geographically, the Fund’s holdings in emerging markets (including through investment in futures contracts), especially an overweight position in South Korea, were a drag on relative Fund performance, as emerging markets generally performed poorly during the 12-month period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Performance2,3

Portfolio Manager Richard Bernstein of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/12/2010	10/12/2010	–5.49%	—	7.73%
Class A with 5.75% Maximum Sales Charge	—	—	–10.93	—	6.44
Class C at NAV	10/12/2010	10/12/2010	–6.17	—	6.90
Class C with 1% Maximum Sales Charge	—	—	–7.11	—	6.90
Class I at NAV	10/12/2010	10/12/2010	–5.25	—	7.98
MSCI All Country World Index	—	—	–6.29%	9.59%	7.27%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.26%	2.01%	1.01%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/12/2010	$13,858	N.A.
Class I	$250,000	10/12/2010	$363,915	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Fund Profile

Country Allocation (% of net assets)[5]

Equity Sector Allocation (% of net assets)[5]

Top 10 Holdings (% of net assets)[5,6]

E-mini MSCI Emerging Markets Index Futures Contracts	3.4%

Apple, Inc.	1.9

E-mini S&P 500 Index Futures Contracts	1.5

Toyota Motor Corp.	1.1

Microsoft Corp.	1.0

Johnson & Johnson	0.9

General Electric Co.	0.8

Nestle SA	0.8

Pfizer, Inc.	0.8

Oracle Corp.	0.7

Total	12.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI All Country World Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Includes futures contracts based on the value of their notional amounts, with an equal offsetting position in U.S. cash for purposes of the allocation charts.
[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 – August 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period* (3/1/15 – 8/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$929.30	$6.08	1.25%
Class C	$1,000.00	$925.90	$9.71	2.00%
Class I	$1,000.00	$930.70	$4.87	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$1,015.10	$10.16	2.00%
Class I	$1,000.00	$1,020.20	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2015.

6

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Portfolio of Investments

Common Stocks — 85.2%

Security	Shares	Value

Aerospace & Defense — 0.5%
Honeywell International, Inc.	12,952	$1,285,745
United Technologies Corp.	37,112	3,399,830

		$4,685,575

Air Freight & Logistics — 0.3%
United Parcel Service, Inc., Class B	33,373	$3,258,874

		$3,258,874

Auto Components — 1.7%
Bridgestone Corp.	180,400	$6,032,145
Compagnie Generale des Etablissements Michelin, Class B	20,203	1,950,804
Continental AG	8,764	1,856,306
Delphi Automotive PLC	37,223	2,811,081
Denso Corp.	83,600	3,730,029

		$16,380,365

Automobiles — 3.3%
Bayerische Motoren Werke AG	21,081	$1,937,571
Fuji Heavy Industries, Ltd.	142,500	4,981,631
Honda Motor Co., Ltd.	182,000	5,724,642
Mazda Motor Corp.	147,200	2,522,629
Nissan Motor Co., Ltd.	458,000	4,118,986
Porsche Automobil Holding SE, PFC Shares	26,754	1,857,897
Toyota Motor Corp.	175,110	10,350,089

		$31,493,445

Banks — 4.9%
Banco Santander SA	649,904	$3,967,394
Bankinter SA	259,196	1,941,991
Citigroup, Inc.	30,970	1,656,276
Commerzbank AG(1)	165,458	1,848,412
Danske Bank A/S	63,471	1,963,024
DNB ASA	131,448	1,871,329
Erste Group Bank AG(1)	64,215	1,900,248
HSBC Holdings PLC	484,913	3,832,589
ING Groep NV	129,341	1,981,819
JPMorgan Chase & Co.	75,523	4,841,024
KBC Groep NV	29,830	1,971,230
Nordea Bank AB	165,233	1,951,036
PacWest Bancorp	37,756	1,609,916
Skandinaviska Enskilda Banken AB, Class A	166,831	1,938,591
Standard Chartered PLC	150,198	1,749,878
Swedbank AB, Class A	87,255	1,990,389

Security	Shares	Value

Banks (continued)
UniCredit SpA	294,831	$1,923,025
United Bankshares, Inc.	34,806	1,302,440
Wells Fargo & Co.	119,567	6,376,508

		$46,617,119

Beverages — 2.8%
Anheuser-Busch InBev SA/NV	38,790	$4,230,777
Coca-Cola Co. (The)	135,876	5,342,644
Diageo PLC	132,759	3,517,708
Heineken NV	53,583	4,234,964
PepsiCo, Inc.	60,967	5,665,663
Pernod-Ricard SA	33,647	3,528,319

		$26,520,075

Biotechnology — 2.4%
Actelion, Ltd.	14,246	$1,934,113
Alexion Pharmaceuticals, Inc.(1)	15,460	2,662,057
Amgen, Inc.	31,861	4,835,863
Biogen, Inc.(1)	11,701	3,478,707
Celgene Corp.(1)	27,115	3,201,739
Gilead Sciences, Inc.	43,624	4,583,574
Grifols SA, Class A	65,684	2,676,597

		$23,372,650

Building Products — 0.5%
Daikin Industries, Ltd.	87,500	$5,198,635

		$5,198,635

Capital Markets — 0.4%
Credit Suisse Group AG	72,457	$1,950,360
Julius Baer Group, Ltd.	37,636	1,829,304

		$3,779,664

Chemicals — 0.4%
Shin-Etsu Chemical Co., Ltd.	61,300	$3,363,050

		$3,363,050

Communications Equipment — 0.6%
Cisco Systems, Inc.	117,674	$3,045,403
QUALCOMM, Inc.	51,794	2,930,505

		$5,975,908

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B(1)	11,134	$1,492,401
Deutsche Boerse AG	21,722	1,940,399
EXOR SpA	40,519	1,859,481
Investor AB, Class B	52,384	1,883,054
London Stock Exchange Group PLC	49,267	1,888,292

		$9,063,627

Diversified Telecommunication Services — 2.7%
AT&T, Inc.	52,451	$1,741,373
Deutsche Telekom AG	229,529	3,915,428
Proximus	62,035	2,225,208
Swisscom AG	7,805	4,212,895
Telefonica SA	354,857	5,000,812
Telenor ASA	121,709	2,420,233
Verizon Communications, Inc.	126,838	5,835,817

		$25,351,766

Electric Utilities — 3.7%
American Electric Power Co., Inc.	21,480	$1,166,149
Duke Energy Corp.	34,962	2,479,155
Endesa SA	101,532	2,097,435
Eversource Energy	89,531	4,229,445
Fortum Oyj	146,683	2,374,378
Iberdrola SA	778,442	5,263,899
NextEra Energy, Inc.	50,281	4,948,153
OGE Energy Corp.	68,158	1,911,150
Red Electrica Corp. SA	45,555	3,624,871
SSE PLC	114,356	2,562,620
Xcel Energy, Inc.	134,346	4,531,491

		$35,188,746

Electronic Equipment, Instruments & Components — 0.4%
Citizen Holdings Co., Ltd.	168,800	$1,272,715
Kyocera Corp.	54,000	2,645,407

		$3,918,122

Food & Staples Retailing — 2.5%
Casino Guichard-Perrachon SA	31,236	$1,973,178
Costco Wholesale Corp.	32,507	4,552,605
CVS Health Corp.	62,890	6,439,936
Koninklijke Ahold NV	103,671	2,044,666
Wal-Mart Stores, Inc.	61,120	3,956,298
Walgreens Boots Alliance, Inc.	58,644	5,075,638

		$24,042,321

Security	Shares	Value

Food Products — 3.3%
Bunge, Ltd.	31,447	$2,278,335
Campbell Soup Co.	91,731	4,402,171
ConAgra Foods, Inc.	33,513	1,396,822
Danone SA	52,067	3,225,732
General Mills, Inc.	48,293	2,741,111
Hershey Co. (The)	33,847	3,029,983
Ingredion, Inc.	28,571	2,466,820
Kellogg Co.	17,937	1,188,864
Mondelez International, Inc., Class A	69,562	2,946,646
Nestle SA	101,679	7,490,375

		$31,166,859

Gas Utilities — 0.3%
Gas Natural SDG SA	122,689	$2,481,321

		$2,481,321

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	69,856	$3,163,778
Coloplast A/S, Class B	33,262	2,261,566
Essilor International SA	22,526	2,681,542
Medtronic PLC	80,961	5,852,671
Sirona Dental Systems, Inc.(1)	23,524	2,243,719
Sonova Holding AG	18,108	2,352,051
Teleflex, Inc.	17,921	2,344,067
Zimmer Biomet Holdings, Inc.	12,788	1,324,325

		$22,223,719

Health Care Providers & Services — 2.3%
AmerisourceBergen Corp.	19,334	$1,934,173
Anthem, Inc.	10,136	1,429,683
Cardinal Health, Inc.	17,166	1,412,247
Cigna Corp.	15,196	2,139,445
DaVita HealthCare Partners, Inc.(1)	16,682	1,261,826
Express Scripts Holding Co.(1)	26,705	2,232,538
Fresenius Medical Care AG & Co. KGaA	28,005	2,133,029
Fresenius SE & Co. KGaA	25,427	1,793,800
McKesson Corp.	26,217	5,179,955
UnitedHealth Group, Inc.	21,515	2,489,285

		$22,005,981

Hotels, Restaurants & Leisure — 2.1%
Accor SA	41,215	$1,951,513
Carnival Corp.	54,110	2,663,835
Compass Group PLC	124,540	1,964,318
InterContinental Hotels Group PLC	51,825	1,940,315

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	32,051	$3,045,486
Starbucks Corp.	51,170	2,799,511
Whitbread PLC	25,004	1,826,024
Wyndham Worldwide Corp.	44,562	3,408,102

		$19,599,104

Household Durables — 1.2%
Casio Computer Co., Ltd.	124,400	$2,385,975
Nikon Corp.	287,400	3,673,673
Sony Corp.(1)	226,600	5,843,100

		$11,902,748

Household Products — 2.1%
Colgate-Palmolive Co.	40,603	$2,550,274
Henkel AG & Co. KGaA, PFC Shares	33,980	3,550,847
Kimberly-Clark Corp.	36,350	3,872,366
Procter & Gamble Co. (The)	63,786	4,507,757
Reckitt Benckiser Group PLC	66,987	5,869,025

		$20,350,269

Industrial Conglomerates — 1.5%
3M Co.	33,103	$4,705,260
General Electric Co.	313,847	7,789,683
Roper Technologies, Inc.	11,167	1,810,059

		$14,305,002

Insurance — 1.8%
Allianz SE	11,893	$1,894,945
Assicurazioni Generali SpA	103,282	1,888,957
Aviva PLC	254,453	1,873,431
NN Group NV	63,833	1,948,267
Prudential PLC	84,651	1,826,966
Sampo Oyj, Class A	39,587	1,907,090
Standard Life PLC	294,800	1,865,697
Swiss Re AG	22,711	1,946,984
Zurich Insurance Group AG	6,875	1,887,623

		$17,039,960

Internet & Catalog Retail — 0.8%
Amazon.com, Inc.(1)	10,729	$5,502,797
Priceline Group, Inc. (The)(1)	1,790	2,235,065

		$7,737,862

Security	Shares	Value

Internet Software & Services — 1.9%
eBay, Inc.(1)	55,778	$1,512,142
Facebook, Inc., Class A(1)	57,296	5,123,981
Google, Inc., Class A(1)	8,261	5,351,641
Google, Inc., Class C(1)	8,283	5,120,965
Yahoo! Inc.(1)	44,381	1,430,843

		$18,539,572

IT Services — 3.3%
Accenture PLC, Class A	15,807	$1,490,126
Automatic Data Processing, Inc.	63,778	4,931,315
Cognizant Technology Solutions Corp., Class A(1)	19,048	1,198,881
Fidelity National Information Services, Inc.	20,781	1,435,136
Fiserv, Inc.(1)	74,833	6,381,010
International Business Machines Corp.	30,500	4,510,645
MasterCard, Inc., Class A	25,160	2,324,029
Paychex, Inc.	99,122	4,426,789
PayPal Holdings, Inc.(1)	55,778	1,952,230
Visa, Inc., Class A	34,768	2,478,958

		$31,129,119

Leisure Products — 0.3%
Mattel, Inc.	46,130	$1,080,826
Yamaha Corp.	86,600	1,978,847

		$3,059,673

Life Sciences Tools & Services — 0.6%
Illumina, Inc.(1)	11,984	$2,368,158
Mettler-Toledo International, Inc.(1)	6,853	2,032,257
Thermo Fisher Scientific, Inc.	10,245	1,284,416

		$5,684,831

Machinery — 2.0%
Cummins, Inc.	14,570	$1,773,898
FANUC Corp.	25,600	4,145,929
Ingersoll-Rand PLC	61,728	3,412,941
Komatsu, Ltd.	205,500	3,403,092
Kubota Corp.	382,000	5,945,695

		$18,681,555

Media — 3.6%
Comcast Corp., Class A	82,394	$4,641,254
Liberty Global PLC, Series C(1)	43,579	1,955,390
Omnicom Group, Inc.	70,416	4,716,464
Pearson PLC	111,968	1,941,140

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Media (continued)
ProSiebenSat.1 Media SE	41,634	$2,022,114
Publicis Groupe SA	28,506	2,028,840
RELX PLC	119,825	1,910,495
Time Warner, Inc.	37,027	2,632,620
Twenty-First Century Fox, Inc., Class A	66,904	1,832,500
Vivendi SA	150,044	3,703,508
Walt Disney Co. (The)	49,221	5,014,635
Wolters Kluwer NV	61,833	1,956,299

		$34,355,259

Multi-Utilities — 1.8%
Dominion Resources, Inc.	56,814	$3,962,776
DTE Energy Co.	57,433	4,483,220
E.ON SE	200,378	2,264,441
Engie	146,302	2,612,951
National Grid PLC	194,759	2,566,072
Sempra Energy	12,677	1,202,413

		$17,091,873

Multiline Retail — 0.7%
Marks & Spencer Group PLC	243,701	$1,934,966
Nordstrom, Inc.	33,595	2,448,403
Target Corp.	28,315	2,200,359

		$6,583,728

Personal Products — 1.2%
Beiersdorf AG	24,996	$2,065,523
Edgewell Personal Care Co.	15,833	1,394,254
L’Oreal SA	22,281	3,810,462
Unilever NV	98,425	3,944,337

		$11,214,576

Pharmaceuticals — 8.2%
AbbVie, Inc.	46,077	$2,875,666
Allergan PLC(1)	17,634	5,356,151
Astellas Pharma, Inc.	414,700	6,133,606
Bayer AG	29,722	4,017,110
Bristol-Myers Squibb Co.	52,075	3,096,900
Eli Lilly & Co.	23,683	1,950,295
GlaxoSmithKline PLC	115,988	2,368,198
Johnson & Johnson	90,070	8,464,779
Merck & Co., Inc.	81,951	4,413,061
Merck KGaA	24,818	2,363,091
Novartis AG	50,792	4,956,574
Novo Nordisk A/S, Class B	88,954	4,911,181

Security	Shares	Value

Pharmaceuticals (continued)
Pfizer, Inc.	225,473	$7,264,740
Roche Holding AG PC	13,030	3,547,084
Sanofi	51,822	5,097,301
Takeda Pharmaceutical Co., Ltd.	131,700	6,460,493
Teva Pharmaceutical Industries, Ltd.	29,260	1,907,114
UCB SA	41,030	3,096,238

		$78,279,582

Real Estate Investment Trusts (REITs) — 1.0%
British Land Co. PLC (The)	148,991	$1,857,698
Klepierre	42,860	1,886,225
Land Securities Group PLC	98,460	1,880,769
Ryman Hospitality Properties, Inc.	47,256	2,420,925
Unibail-Rodamco SE	7,417	1,925,613

		$9,971,230

Real Estate Management & Development — 0.2%
Deutsche Wohnen AG, Bearer Shares	73,000	$1,920,856

		$1,920,856

Road & Rail — 0.3%
Union Pacific Corp.	31,024	$2,659,998

		$2,659,998

Semiconductors & Semiconductor Equipment — 0.6%
Intel Corp.	134,140	$3,828,355
Texas Instruments, Inc.	45,264	2,165,430

		$5,993,785

Software — 2.4%
FactSet Research Systems, Inc.	13,820	$2,182,455
Intuit, Inc.	55,643	4,771,387
Microsoft Corp.	219,812	9,566,218
Oracle Corp.	174,429	6,469,572

		$22,989,632

Specialty Retail — 1.4%
Hennes & Mauritz AB, Class B	48,867	$1,876,381
Home Depot, Inc. (The)	46,709	5,439,730
Lowe’s Cos., Inc.	46,109	3,189,360
TJX Cos., Inc. (The)	42,086	2,959,488

		$13,464,959

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 3.3%
Apple, Inc.	165,044	$18,610,361
Canon, Inc.	195,900	5,968,496
FUJIFILM Holdings Corp.	131,100	5,374,097
Hewlett-Packard Co.	66,476	1,865,317

		$31,818,271

Textiles, Apparel & Luxury Goods — 1.8%
Burberry Group PLC	87,094	$1,871,712
Compagnie Financiere Richemont SA, Class A	25,512	1,906,190
Hermes International	5,528	1,961,444
Hugo Boss AG	16,852	1,922,985
Luxottica Group SpA	28,077	1,901,405
NIKE, Inc., Class B	33,114	3,700,490
Pandora A/S	16,983	1,963,077
Swatch Group, Ltd. (The), Bearer Shares	4,987	1,906,273

		$17,133,576

Tobacco — 2.8%
Altria Group, Inc.	106,864	$5,725,773
British American Tobacco PLC	90,226	4,777,684
Imperial Tobacco Group PLC	64,806	3,119,365
Japan Tobacco, Inc.	131,600	4,676,985
Philip Morris International, Inc.	49,128	3,920,414
Reynolds American, Inc.	53,420	4,473,925

		$26,694,146

Trading Companies & Distributors — 1.0%
Mitsui & Co., Ltd.	386,500	$5,025,944
Sumitomo Corp.	454,300	4,818,465

		$9,844,409

Water Utilities — 0.5%
American Water Works Co., Inc.	40,146	$2,085,183
United Utilities Group PLC	194,410	2,536,111

		$4,621,294

Wireless Telecommunication Services — 0.5%
SoftBank Group Corp.	53,638	$3,120,836
Vodafone Group PLC	542,975	1,869,702

		$4,990,538

Total Common Stocks (identified cost $756,307,771)		$813,745,229

Short-Term Investments — 13.0%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)	$124,604	$124,604,018

Total Short-Term Investments (identified cost $124,604,018)		$124,604,018

Total Investments — 98.2% (identified cost $880,911,789)		$938,349,247

Other Assets, Less Liabilities — 1.8%		$16,879,679

Net Assets — 100.0%		$955,228,926

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PC	–	Participation Certificate
PFC Shares	–	Preference Shares

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2015.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	44.2%	$421,791,096
Japan	12.4	118,895,191
United Kingdom	7.1	68,061,583
Germany	4.1	39,304,754
France	4.0	38,337,431
Switzerland	3.8	35,919,826
Spain	2.8	27,054,321
Netherlands	1.3	12,166,015
Belgium	1.2	11,523,453
Denmark	1.2	11,098,848
Sweden	1.0	9,639,451
Italy	0.8	7,572,868
Norway	0.5	4,291,562
Finland	0.4	4,281,468
Israel	0.2	1,907,114
Austria	0.2	1,900,248

Common Stocks	85.2%	$813,745,229
Short-Term Investments	13.0	124,604,018

Total Investments	98.2%	$938,349,247

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Statement of Assets and Liabilities

Assets	August 31, 2015
Unaffiliated investments, at value (identified cost, $756,307,771)	$813,745,229
Affiliated investment, at value (identified cost, $124,604,018)	124,604,018
Cash	3,897,000
Restricted cash*	7,430,098
Foreign currency, at value (identified cost, $975,306)	976,720
Dividends receivable	1,604,338
Interest receivable from affiliated investment	26,305
Receivable for Fund shares sold	2,203,084
Receivable for open forward foreign currency exchange contracts	4,675,779
Tax reclaims receivable	469,980
Total assets	$959,632,551

Liabilities
Cash collateral due to broker	$930,000
Payable for Fund shares redeemed	1,915,841
Payable for variation margin on open financial futures contracts	105,750
Payable for open forward foreign currency exchange contracts	235,454
Payable to affiliates:
Investment adviser and administration fee	740,516
Distribution and service fees	236,912
Accrued expenses	239,152
Total liabilities	$4,403,625
Net Assets	$955,228,926

Sources of Net Assets
Paid-in capital	$885,249,223
Accumulated net realized gain	971,122
Accumulated undistributed net investment income	14,058,015
Net unrealized appreciation	54,950,566
Total	$955,228,926

Class A Shares
Net Assets	$217,250,979
Shares Outstanding	15,584,179
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.94
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.79

Class C Shares
Net Assets	$210,264,789
Shares Outstanding	15,287,116
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$13.75

Class I Shares
Net Assets	$527,713,158
Shares Outstanding	37,764,117
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.97

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the custodian and broker for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Statement of Operations

Investment Income	Year Ended August 31, 2015
Dividends (net of foreign taxes, $1,184,309)	$22,952,095
Interest allocated from affiliated investment	267,847
Expenses allocated from affiliated investment	(23,647)
Total investment income	$23,196,295

Expenses
Investment adviser and administration fee	$9,523,426
Distribution and service fees
Class A	612,403
Class C	2,254,983
Trustees’ fees and expenses	56,553
Custodian fee	318,946
Transfer and dividend disbursing agent fees	697,334
Legal and accounting services	84,218
Printing and postage	78,271
Registration fees	103,281
Miscellaneous	68,833
Total expenses	$13,798,248
Deduct —
Reduction of custodian fee	$39
Total expense reductions	$39

Net expenses	$13,798,209

Net investment income	$9,398,086

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$14,868,140
Investment transactions allocated from affiliated investment	733
Financial futures contracts	(9,708,236)
Foreign currency and forward foreign currency exchange contract transactions	9,646,952
Net realized gain	$14,807,589
Change in unrealized appreciation (depreciation) —
Investments	$(73,815,119)
Financial futures contracts	(11,418,022)
Foreign currency and forward foreign currency exchange contracts	4,426,720
Net change in unrealized appreciation (depreciation)	$(80,806,421)

Net realized and unrealized loss	$(65,998,832)

Net decrease in net assets from operations	$(56,600,746)

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$9,398,086	$8,648,344
Net realized gain from investment transactions, financial futures contracts, and foreign currency and forward foreign currency exchange contract transactions	14,807,589	36,039,234
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, foreign currency and forward foreign currency exchange contracts	(80,806,421)	75,508,110
Net increase (decrease) in net assets from operations	$(56,600,746)	$120,195,688
Distributions to shareholders —
From net investment income
Class A	$(1,417,310)	$(844,181)
Class I	(5,571,291)	(2,217,111)
From net realized gain
Class A	(1,088,083)	—
Class C	(1,002,366)	—
Class I	(2,982,255)	—
Total distributions to shareholders	$(12,061,305)	$(3,061,292)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$71,857,104	$183,447,564
Class C	45,325,559	119,783,476
Class I	181,614,871	485,683,540
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,607,096	557,489
Class C	436,497	—
Class I	3,115,456	532,983
Cost of shares redeemed
Class A	(88,885,975)	(99,869,203)
Class C	(40,595,987)	(18,224,145)
Class I	(333,430,894)	(82,381,958)
Net increase (decrease) in net assets from Fund share transactions	$(158,956,273)	$589,529,746

Net increase (decrease) in net assets	$(227,618,324)	$706,664,142

Net Assets
At beginning of year	$1,182,847,250	$476,183,108
At end of year	$955,228,926	$1,182,847,250

Accumulated undistributed net investment income included in net assets
At end of year	$14,058,015	$6,825,283

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Financial Highlights

	Class A
	Year Ended August 31,				Period Ended August 31, 2011(1)
	2015	2014	2013	2012
Net asset value — Beginning of period	$14.900	$12.600	$10.850	$9.970	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.127	$0.145	$0.124	$0.102	$0.047
Net realized and unrealized gain (loss)	(0.938)	2.219	1.755	0.836	(0.077)

Total income (loss) from operations	$(0.811)	$2.364	$1.879	$0.938	$(0.030)

Less Distributions
From net investment income	$(0.084)	$(0.064)	$(0.129)	$(0.058)	$—
From net realized gain	(0.065)	—	—	—	—

Total distributions	$(0.149)	$(0.064)	$(0.129)	$(0.058)	$—

Net asset value — End of period	$13.940	$14.900	$12.600	$10.850	$9.970

Total Return(3)	(5.49)%	18.79%	17.47%	9.46%	(0.30	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$217,251	$247,408	$132,450	$90,061	$110,839
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.25%	1.26%	1.32%	1.35%	1.43	%(6)
Net investment income	0.86%	1.02%	1.04%	1.00%	0.49	%(6)
Portfolio Turnover	40%	49%	47%	42%	109	%(4)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Financial Highlights — continued

	Class C
	Year Ended August 31,				Period Ended August 31, 2011(1)
	2015	2014	2013	2012
Net asset value — Beginning of period	$14.720	$12.490	$10.750	$9.890	$10.000

Income (Loss) From Operations
Net investment income (loss)(2)	$0.016	$0.035	$0.034	$0.025	$(0.026)
Net realized and unrealized gain (loss)	(0.921)	2.195	1.744	0.835	(0.084)

Total income (loss) from operations	$(0.905)	$2.230	$1.778	$0.860	$(0.110)

Less Distributions
From net investment income	$—	$—	$(0.038)	$—	$—
From net realized gain	(0.065)	—	—	—	—

Total distributions	$(0.065)	$—	$(0.038)	$—	$—

Net asset value — End of period	$13.750	$14.720	$12.490	$10.750	$9.890

Total Return(3)	(6.17)%	17.85%	16.58%	8.70%	(1.10	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$210,265	$219,687	$95,752	$66,254	$81,599
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.00%	2.01%	2.07%	2.10%	2.18	%(6)
Net investment income (loss)	0.11%	0.25%	0.29%	0.25%	(0.27	)%(6)
Portfolio Turnover	40%	49%	47%	42%	109	%(4)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Financial Highlights — continued

	Class I
	Year Ended August 31,				Period Ended August 31, 2011(1)
	2015	2014	2013	2012
Net asset value — Beginning of period	$14.930	$12.620	$10.860	$9.990	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.167	$0.183	$0.151	$0.126	$0.067
Net realized and unrealized gain (loss)	(0.942)	2.214	1.765	0.828	(0.077)

Total income (loss) from operations	$(0.775)	$2.397	$1.916	$0.954	$(0.010)

Less Distributions
From net investment income	$(0.120)	$(0.087)	$(0.156)	$(0.084)	$—
From net realized gain	(0.065)	—	—	—	—

Total distributions	$(0.185)	$(0.087)	$(0.156)	$(0.084)	$—

Net asset value — End of period	$13.970	$14.930	$12.620	$10.860	$9.990

Total Return(3)	(5.25)%	19.04%	17.84%	9.63%	(0.10	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$527,713	$715,752	$247,981	$145,897	$225,484
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.00%	1.01%	1.07%	1.10%	1.18	%(6)
Net investment income	1.13%	1.27%	1.26%	1.24%	0.70	%(6)
Portfolio Turnover	40%	49%	47%	42%	109	%(4)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

18

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

19

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended August 31, 2015 and August 31, 2014 was as follows:

	Year Ended August 31,
	2015	2014

Distributions declared from:
Ordinary income	$6,988,601	$3,061,292
Long-term capital gains	$5,072,704	$—

During the year ended August 31, 2015, accumulated net realized gain was decreased by $9,350,461, accumulated undistributed net investment income was increased by $4,823,247 and paid-in capital was increased by $4,527,214 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$18,498,341
Deferred capital losses	$(6,132,349)
Net unrealized appreciation	$57,613,711

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency transactions, futures contracts and investments in partnerships.

At August 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $6,132,349 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at August 31, 2015, $6,132,349 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$880,697,842

Gross unrealized appreciation	$96,343,003
Gross unrealized depreciation	(38,691,598)

Net unrealized appreciation	$57,651,405

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $500 million, 0.85% on net assets of $500 million but less than $1 billion, 0.825% on net assets of $1 billion but less than $2.5 billion and at reduced rates on average daily net assets of $2.5 billion or more, and is payable monthly. For the year ended August 31, 2015, the investment adviser and administration fee amounted to $9,523,426 or 0.87% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its advisory and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2015, EVM earned $6,137 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter,

20

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

received $117,788 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2015 amounted to $612,403 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2015, the Fund paid or accrued to EVD $1,691,237 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2015 amounted to $563,746 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2015, the Fund was informed that EVD received approximately $31,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $371,876,219 and $503,860,946, respectively, for the year ended August 31, 2015.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2015	2014

Sales	4,902,327	12,924,884
Issued to shareholders electing to receive payments of distributions in Fund shares	109,849	39,707
Redemptions	(6,035,747)	(6,866,908)

Net increase (decrease)	(1,023,571)	6,097,683

21

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

	Year Ended August 31,
Class C	2015	2014

Sales	3,128,948	8,545,010
Issued to shareholders electing to receive payments of distributions in Fund shares	30,082	—
Redemptions	(2,791,468)	(1,289,839)

Net increase	367,562	7,255,171

	Year Ended August 31,
Class I	2015	2014

Sales	12,423,196	34,064,438
Issued to shareholders electing to receive payments of distributions in Fund shares	212,804	37,935
Redemptions	(22,809,210)	(5,814,344)

Net increase (decrease)	(10,173,210)	28,288,029

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at August 31, 2015 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

9/21/15	Australian Dollar 55,000,000	United States Dollar 40,491,000	Morgan Stanley & Co. International PLC	$1,388,114	$—	$1,388,114
9/21/15	United States Dollar 39,019,750	Australian Dollar 55,000,000	Morgan Stanley & Co. International PLC	83,136	—	83,136
9/28/15	Australian Dollar 52,000,000	United States Dollar 36,876,840	Morgan Stanley & Co. International PLC	—	(79,873)	(79,873)
9/28/15	Euro 128,000,000	United States Dollar 145,273,600	Morgan Stanley & Co. International PLC	1,584,067	—	1,584,067
9/28/15	Japanese Yen 13,600,000,000	United States Dollar 113,847,545	Morgan Stanley & Co. International PLC	1,620,462	—	1,620,462
9/30/15	South Korean Won 44,100,000,000	United States Dollar 37,102,474	Barclays Bank PLC	—	(155,581)	(155,581)

				$4,675,779	$(235,454)	$4,440,325

22

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

Futures Contracts

Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

9/15	800 E-mini MSCI Emerging Markets Index	Long	$38,723,120	$32,700,000	$(6,023,120)
9/15	150 E-mini S&P 500 Index	Long	15,635,403	14,769,000	(866,403)

					$(6,889,523)

At August 31, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Equity Price Risk:  The Fund enters into equity index futures contracts to enhance return and as a substitution for the purchase of securities.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates and/or to enhance total return.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At August 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $235,454. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $4,330,000 at August 31, 2015.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at August 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at August 31, 2015.

23

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2015 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Futures contracts	$—		$(6,889,523	)(1)
Foreign Exchange	Forward foreign currency exchange contracts	4,675,779	(2)	(235,454	)(3)

Total		$4,675,779		$(7,124,977)

Derivatives not subject to master netting or similar agreements		$—		$(6,889,523)

Total Derivatives subject to master netting or similar agreements		$4,675,779		$(235,454)

(1)

Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(3)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of August 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Morgan Stanley & Co. International PLC	$4,675,779	$(79,873)	$—	$—	$4,595,906

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Barclays Bank PLC	$(155,581)	$—	$—	$—	$(155,581)
Morgan Stanley & Co. International PLC	(79,873)	79,873	—	—	—

	$(235,454)	$79,873	$—	$—	$(155,581)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

24

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended August 31, 2015 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Futures contracts	$(9,708,236)	$(11,418,022)
Foreign Exchange	Forward foreign currency exchange contracts	10,660,407	4,440,325

Total		$952,171	$(6,977,697)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended August 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Forward Foreign Currency Exchange Contracts

$124,896,000	$292,802,000

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks, which is in effect through September 7, 2015. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2015.

On September 4, 2015, the Fund renewed its line of credit agreement, which expires September 2, 2016. Under the terms of the renewed credit agreement, the commitment amount was reduced to $625 million and the commitment fee on the unused portion of the line of credit was changed to an annual rate of 0.10%.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

25

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Notes to Financial Statements — continued

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$64,277,396	$97,433,323	$—	$161,710,719
Consumer Staples	77,928,299	62,059,947	—	139,988,246
Financials	19,699,490	68,692,966	—	88,392,456
Health Care	90,876,075	60,690,688	—	151,566,763
Industrials	30,096,288	28,537,760	—	58,634,048
Information Technology	105,103,694	15,260,715	—	120,364,409
Materials	—	3,363,050	—	3,363,050
Telecommunication Services	7,577,190	22,765,114	—	30,342,304
Utilities	30,999,135	28,384,099	—	59,383,234

Total Common Stocks	$426,557,567	$387,187,662 *	$—	$813,745,229
Short-Term Investments	$—	$124,604,018	$—	$124,604,018

Total Investments	$426,557,567	$511,791,680	$—	$938,349,247
Forward Foreign Currency Exchange Contracts	$—	$4,675,779	$—	$4,675,779

Total	$426,557,567	$516,467,459	$—	$943,025,026

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(235,454)	$—	$(235,454)
Futures Contracts	(6,889,523)	—	—	(6,889,523)

Total	$(6,889,523)	$(235,454)	$—	$(7,124,977)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of August 31, 2014 whose fair value was determined using Level 3 inputs. At August 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

26

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein Equity Strategy Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Richard Bernstein Equity Strategy Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2015

27

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended August 31, 2015, the Fund designates approximately $23,297,675, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 99.96% qualifies for the corporate dividends received deduction.

28

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 27, 2015, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2015. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following:

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

29

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2015, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, seventeen, seven, eleven and thirteen times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Richard Bernstein Advisors LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain investment personnel. In addition, the Board considered the time and attention devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the management of the Fund, including the provision of administrative services.

The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent

30

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Board of Trustees’ Contract Approval — continued

trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one- and three-year periods ended September 30, 2014 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2014, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

31

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

32

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman); 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

33

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2015

Management and Organization — continued

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

Tower 45

120 West 45th Street, 19th Floor

New York, NY 10036

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4887 8.31.15

Eaton Vance

Richard Bernstein Market Opportunities Fund

Annual Report

August 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2015

Eaton Vance

Richard Bernstein Market Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Management and Organization	28

Important Notices	31

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

A sharp downturn late in the period left most global stock markets with losses in dollar terms for the 12 months ended August 31, 2015.

Early in the 12-month period, many world stock markets turned lower in September 2014 amid renewed worries about the global economy, international conflicts and elevated stock valuations. However, markets rebounded in late 2014 amid positive economic data in the U.S. and additional stimulus measures by the Bank of Japan and the People’s Bank of China.

In the first quarter of 2015, harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted U.S. economic growth. In Europe, stocks gained momentum after the European Central Bank stepped up its economic stimulus measures. Many global equity markets drew confidence from the U.S. Federal Reserve (the Fed)’s reassurance in mid-June 2015 that eventual U.S. interest-rate hikes would be gradual and would proceed slowly. Late in the period, however, the mounting Greek debt crisis and signs of economic weakness in China sent stock markets worldwide lower. In August 2015, many global equity markets dropped on growing concerns about China’s economic slowdown and the timing of the Fed’s first rate hike.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, fell 4.13%. The MSCI EAFE Index of developed-market international equities declined 7.47%, while the MSCI Emerging Markets Index dropped 22.95%. In the U.S., the blue-chip Dow Jones Industrial Average lost 1.00%, while the broader U.S. equity market, as represented by the S&P 500 Index, eked out a positive 0.48% return.

Fund Performance

For the period from its inception on September 2, 2014 through August 31, 2015, Eaton Vance Richard Bernstein Market Opportunities Fund (the Fund) had a total return of -5.51% for Class A shares at net asset value (NAV), outperforming the Fund’s benchmark, the MSCI All Country World Index (the Index), which returned -6.21% for the same period.

The Fund employs a flexible, multi-asset investment approach, which may include taking both long and short positions, and which may at times seek to identify areas of scarcity of capital or potentially overlooked investment opportunities.

The Fund outperformed the Index for the 12-month period primarily due to its short positions in emerging-market equities, which generally lagged developed-market equities during the period. The Fund’s currency hedging and active currency overlay strategy (designed to seek return from rising and falling foreign currencies relative to the U.S. dollar) also aided Fund performance relative to the Index, as did the Fund’s short positions in the energy sector.

Within the emerging-market equities category, the Fund’s short position in Brazil was a key contributor to the Fund’s performance relative to the Index for the 12-month period. The Fund’s short equity positions in Russia and Turkey also contributed to relative Fund performance. In the lagging energy sector, the Fund’s short position in an oil commodity partnership and its short position in an energy infrastructure exchange-traded fund further boosted relative Fund performance. In addition, the Fund’s long exposure to high-yield U.S. municipal bonds aided relative Fund performance.

The Fund’s currency hedging and active currency overlay strategy, particularly in the Japanese yen, South Korean won and Australian dollar, also lifted the Fund’s performance relative to the Index for the 12-month period. Management adopted a currency hedging strategy early in the period based on its expectation of a rising U.S. dollar. This strategy, designed to help manage the currency risk of foreign stock holdings, proved beneficial when the U.S. dollar continued to rise against the aforementioned currencies.

On the negative side, the Fund’s long equity positions (including through investment in futures contracts) detracted from Fund performance relative to the Index for the 12-month period. In particular, the Fund’s holdings in South Korean and U.S. stocks were notable detractors from relative Fund performance. The Fund’s long equity holdings in Mexico and Taiwan also hampered relative Fund performance. In addition, the Fund’s allocation to long-term U.S. Treasury bonds hurt relative Fund performance due to rising interest rates during the period, as well as the timing of the Fund’s investments.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Performance2,3

Portfolio Managers Richard Bernstein, Matthew Griswold, CFA and Henry Timmons, CFA, each of Richard Bernstein Advisors LLC

% Cumulative Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/02/2014	09/02/2014	—	—	–5.51%
Class A with 5.75% Maximum Sales Charge	—	—	—	—	–10.94
Class C at NAV	09/02/2014	09/02/2014	—	—	–6.29
Class C with 1% Maximum Sales Charge	—	—	—	—	–7.23
Class I at NAV	09/02/2014	09/02/2014	—	—	–5.36
MSCI All Country World Index	—	—	–6.29%	9.59%	–6.21%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			3.66%	4.41%	3.41%
Net			3.59	4.34	3.34

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/02/2014	$9,371	$9,277
Class I	$250,000	09/02/2014	$236,608	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Fund Profile

Country Allocation (% of net assets)5,6,7

Top 10 Holdings (% of net assets)6,8

E-mini S&P 500 Index Futures Contracts	23.9%

Market Vectors High-Yield Municipal Index ETF	20.6

WisdomTree Europe Hedged Equity Fund	12.6

E-mini MSCI EAFE Index Futures Contracts	7.9

iShares MSCI EAFE Small-Cap ETF	7.5

Toyota Motor Corp.	0.9

Japan Tobacco, Inc.	0.9

Takeda Pharmaceutical Co., Ltd.	0.9

Casio Computer Co., Ltd.	0.9

Honda Motor Co., Ltd.	0.9

Total	77.0%

Asset Allocation (% of net assets)5,6,7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI All Country World Index is an unmanaged free-float-adjusted market-capitalization- weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price- weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Cumulative Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Cumulative Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 12/31/15. Without the reimbursement, if applicable, performance would have been lower.
[5]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[6]	Includes futures contracts based on the value of their notional amounts, with an equal offsetting position in U.S. cash for purposes of the allocation charts.

[7]	Net of long and short exposures.

[8]	Excludes cash, cash equivalents and securities sold short.

Fund profile subject to change due to active management.

5

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 – August 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period (3/1/15 – 8/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$922.60	$17.45	**	3.60%
Class C	$1,000.00	$918.50	$20.50	**	4.24%
Class I	$1,000.00	$922.70	$15.56	**	3.21%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,007.10	$18.21	**	3.60%
Class C	$1,000.00	$1,003.80	$21.41	**	4.24%
Class I	$1,000.00	$1,009.00	$16.25	**	3.21%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2015.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Portfolio of Investments

Common Stocks — 33.6%

Security	Shares	Value

Auto Components — 1.3%
Bridgestone Corp.(1)	2,500	$83,594
Denso Corp.(1)	2,000	89,235
Superior Industries International, Inc.(1)	8,296	158,454

		$331,283

Automobiles — 3.3%
Fuji Heavy Industries, Ltd.(1)	3,000	$104,876
Honda Motor Co., Ltd.(1)	6,800	213,888
Mazda Motor Corp.(1)	3,500	59,981
Mitsubishi Motors Corp.(1)	18,000	137,647
Nissan Motor Co., Ltd.(1)	9,400	84,538
Toyota Motor Corp.(1)	4,000	236,425

		$837,355

Building Products — 0.3%
Daikin Industries, Ltd.(1)	1,200	$71,295

		$71,295

Chemicals — 0.7%
Nitto Denko Corp.(1)	1,500	$100,524
Shin-Etsu Chemical Co., Ltd.(1)	1,400	76,807

		$177,331

Commercial Services & Supplies — 1.0%
McGrath RentCorp(1)	5,501	$141,101
Viad Corp.(1)	4,418	120,788

		$261,889

Communications Equipment — 0.4%
NETGEAR, Inc.(1)(2)	2,970	$90,229

		$90,229

Construction & Engineering — 1.1%
Chiyoda Corp.(1)	21,000	$151,189
JGC Corp.(1)	8,000	116,691

		$267,880

Distributors — 0.5%
Core-Mark Holding Co., Inc.(1)	2,010	$120,821

		$120,821

Security	Shares	Value

Diversified Telecommunication Services — 0.4%
IDT Corp., Class B(1)	6,269	$97,922

		$97,922

Electronic Equipment, Instruments & Components — 1.7%
Alps Electric Co., Ltd.(1)	3,700	$115,624
Citizen Holdings Co., Ltd.(1)	5,400	40,715
Kyocera Corp.(1)	1,500	73,483
Taiyo Yuden Co., Ltd.(1)	7,500	91,392
Yaskawa Electric Corp.(1)	3,600	40,980
Yokogawa Electric Corp.(1)	6,700	78,545

		$440,739

Food Products — 0.9%
Cal-Maine Foods, Inc.(1)	2,474	$131,419
Kikkoman Corp.(1)	3,000	96,347

		$227,766

Health Care Equipment & Supplies — 0.7%
Olympus Corp.(1)	2,200	$79,929
Terumo Corp.(1)	3,200	87,281

		$167,210

Hotels, Restaurants & Leisure — 1.0%
Red Robin Gourmet Burgers, Inc.(1)(2)	1,332	$104,948
Ruth’s Hospitality Group, Inc.(1)	8,818	141,794

		$246,742

Household Durables — 1.6%
Casio Computer Co., Ltd.(1)	11,400	$218,651
Nikon Corp.(1)	5,500	70,303
Sony Corp.(1)(2)	4,500	116,037

		$404,991

Independent Power and Renewable Electricity Producers — 0.3%
Dynegy, Inc.(1)(2)	2,533	$65,225

		$65,225

IT Services — 1.2%
Sykes Enterprises, Inc.(1)(2)	4,646	$116,847
TeleTech Holdings, Inc.(1)	7,375	199,494

		$316,341

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Leisure Products — 0.2%
Yamaha Corp.(1)	2,300	$52,556

		$52,556

Life Sciences Tools & Services — 0.6%
Cambrex Corp.(1)(2)	3,055	$146,059

		$146,059

Machinery — 3.3%
Amada Holdings Co., Ltd.(1)	6,000	$52,438
FANUC Corp.(1)	500	80,975
Hitachi Construction Machinery Co., Ltd.(1)	2,500	36,181
JTEKT Corp.(1)	2,800	39,309
Komatsu, Ltd.(1)	3,900	64,584
Kubota Corp.(1)	12,000	186,776
Minebea Co., Ltd.(1)	6,000	71,610
NGK Insulators, Ltd.(1)	8,000	179,779
NSK, Ltd.(1)	4,800	58,907
Okuma Corp.(1)	9,000	70,924

		$841,483

Pharmaceuticals — 2.3%
Astellas Pharma, Inc.(1)	6,500	$96,138
Daiichi Sankyo Co., Ltd.(1)	4,300	82,757
Sumitomo Dainippon Pharma Co., Ltd.(1)	15,500	165,528
Takeda Pharmaceutical Co., Ltd.(1)	4,700	230,557

		$574,980

Professional Services — 1.7%
Heidrick & Struggles International, Inc.(1)	7,865	$153,289
Resources Connection, Inc.(1)	11,237	176,308
RPX Corp.(1)(2)	6,457	88,913

		$418,510

Road & Rail — 1.3%
Marten Transport, Ltd.(1)	6,230	$115,317
Werner Enterprises, Inc.(1)	7,801	206,649

		$321,966

Software — 1.3%
AVG Technologies NV(1)(2)	4,701	$108,734
Trend Micro, Inc.(1)	6,000	213,139

		$321,873

Security	Shares	Value

Specialty Retail — 1.4%
Caleres, Inc.(1)	3,292	$109,624
Rent-A-Center, Inc.(1)	3,323	89,355
Stein Mart, Inc.(1)	7,388	79,347
Zumiez, Inc.(1)(2)	3,712	86,527

		$364,853

Technology Hardware, Storage & Peripherals — 1.3%
Canon, Inc.(1)	2,900	$88,354
FUJIFILM Holdings Corp.(1)	2,000	81,985
Konica Minolta, Inc.(1)	7,200	78,836
Ricoh Co., Ltd.(1)	7,400	72,144

		$321,319

Tobacco — 0.9%
Japan Tobacco, Inc.(1)	6,500	$231,006

		$231,006

Trading Companies & Distributors — 2.9%
Applied Industrial Technologies, Inc.(1)	3,766	$159,452
Mitsui & Co., Ltd.(1)	14,600	189,855
Sumitomo Corp.(1)	18,000	190,914
Toyota Tsusho Corp.(1)	7,800	179,465

		$719,686

Total Common Stocks (identified cost $8,482,677)		$8,439,310

Exchange-Traded Funds(3) — 40.7%

Security	Shares	Value

Equity Funds — 20.1%
iShares MSCI EAFE Small-Cap ETF	38,400	$1,883,904
WisdomTree Europe Hedged Equity Fund	55,000	3,169,650

		$5,053,554

Municipal Bond Funds — 20.6%
Market Vectors High-Yield Municipal Index ETF	172,874	$5,186,220

		$5,186,220

Total Exchange-Traded Funds (identified cost $10,815,530)		$10,239,774

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Portfolio of Investments — continued

Short-Term Investments — 21.4%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(4)	$5,368	$5,368,174

Total Short-Term Investments (identified cost $5,368,174)		$5,368,174

Total Investments — 95.7% (identified cost $24,666,381)		$24,047,258

Other Assets, Less Liabilities — 4.3%		$1,083,769

Net Assets — 100.0%		$25,131,027

(1)	Security (or a portion thereof) has been pledged to cover collateral requirements on securities sold short.

(2)	Non-income producing security.

(3)

The Fund is permitted to invest in certain Exchange-Traded Funds (ETFs) in excess of the limits set forth in the Investment Company Act of 1940, as amended, in reliance upon exemptive relief provided to the ETFs by the Securities and Exchange Commission and meeting certain conditions set forth in the exemptive orders.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2015.

Securities Sold Short — (20.9)%

Exchange-Traded Funds — (20.9)%

Security	Shares	Value

Equity Funds — (20.9)%
Alerian MLP ETF	(91,100)	$(1,315,484)
iShares MSCI Brazil Capped ETF	(62,300)	(1,550,024)
iShares MSCI India ETF	(56,600)	(1,594,988)
iShares MSCI Turkey ETF	(20,500)	(783,920)

Total Exchange-Traded Funds (proceeds $6,338,970)		$(5,244,416)

Total Securities Sold Short (proceeds $6,338,970)		$(5,244,416)

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
Japan	21.6%	$5,430,694
United States	12.0	3,008,616

Common Stocks	33.6%	$8,439,310
Exchange-Traded Funds	40.7	10,239,774
Short-Term Investments	21.4	5,368,174

Total Investments	95.7%	$24,047,258

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Statement of Assets and Liabilities

Assets	August 31, 2015
Unaffiliated investments, at value (identified cost, $19,298,207)	$18,679,084
Affiliated investment, at value (identified cost, $5,368,174)	5,368,174
Cash	7,250,735
Restricted cash*	666,850
Foreign currency, at value (identified cost, $169)	169
Dividends receivable	4,884
Interest receivable from affiliated investment	2,614
Receivable for open forward foreign currency exchange contracts	175,940
Tax reclaims receivable	1,684
Receivable from affiliates	21,778
Total assets	$32,171,912

Liabilities
Payable for investments purchased	$1,597,488
Payable for securities sold short, at value (proceeds, $6,338,970)	5,244,416
Payable for variation margin on open financial futures contracts	75,865
Payable for open forward foreign currency exchange contracts	13,935
Payable to affiliates:
Investment adviser and administration fee	27,447
Distribution and service fees	262
Accrued expenses	81,472
Total liabilities	$7,040,885
Net Assets	$25,131,027

Sources of Net Assets
Paid-in capital	$26,615,657
Accumulated net realized loss	(1,637,648)
Accumulated undistributed net investment income	77,269
Net unrealized appreciation	75,749
Total	$25,131,027

Class A Shares
Net Assets	$161,946
Shares Outstanding	17,208
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.41
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.98

Class C Shares
Net Assets	$278,270
Shares Outstanding	29,759
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.35

Class I Shares
Net Assets	$24,690,811
Shares Outstanding	2,617,417
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.43

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the custodian and broker for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Statement of Operations

Investment Income	Period Ended August 31, 2015(1)
Dividends (net of foreign taxes, $12,142)	$578,940
Interest	28,391
Interest allocated from affiliated investment	13,843
Expenses allocated from affiliated investment	(1,139)
Total investment income	$620,035

Expenses
Investment adviser and administration fee	$323,202
Distribution and service fees
Class A	343
Class C	1,929
Trustees’ fees and expenses	1,844
Custodian fee	66,158
Transfer and dividend disbursing agent fees	2,314
Legal and accounting services	53,216
Printing and postage	12,195
Registration fees	88,935
Dividend expense on securities sold short	246,033
Prime broker fees	119,055
Miscellaneous	11,494
Total expenses	$926,718
Deduct —
Reduction of custodian fee	$12
Allocation of expenses to affiliates	172,358
Total expense reductions	$172,370

Net expenses	$754,348

Net investment loss	$(134,313)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(2,116,252)
Investment transactions allocated from affiliated investment	28
Securities sold short	843,809
Financial futures contracts	(357,500)
Swap contracts	1,251
Foreign currency and forward foreign currency exchange contract transactions	288,849
Net realized loss	$(1,339,815)
Change in unrealized appreciation (depreciation) —
Investments	$(619,123)
Securities sold short	1,094,554
Financial futures contracts	(561,749)
Foreign currency and forward foreign currency exchange contracts	162,067
Net change in unrealized appreciation (depreciation)	$75,749

Net realized and unrealized loss	$(1,264,066)

Net decrease in net assets from operations	$(1,398,379)

(1)	For the period from the start of business, September 2, 2014, to August 31, 2015.

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended August 31, 2015(1)
From operations —
Net investment loss	$(134,313)
Net realized loss from investment transactions, securities sold short, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(1,339,815)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, financial futures contracts, foreign currency and forward foreign currency exchange contracts	75,749
Net decrease in net assets from operations	$(1,398,379)
Distributions to shareholders —
From net investment income
Class A	$(284)
Class C	(365)
Class I	(87,371)
From net realized gain
Class A	(30)
Class C	(56)
Class I	(7,687)
Total distributions to shareholders	$(95,793)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$257,190
Class C	334,966
Class I	26,147,430
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	314
Class C	421
Class I	95,058
Cost of shares redeemed
Class A	(83,867)
Class C	(44,239)
Class I	(82,074)
Net increase in net assets from Fund share transactions	$26,625,199

Net increase in net assets	$25,131,027

Net Assets
At beginning of period	$—
At end of period	$25,131,027

Accumulated undistributed net investment income included in net assets
At end of period	$77,269

(1)	For the period from the start of business, September 2, 2014, to August 31, 2015.

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Financial Highlights

	Class A
	Period Ended August 31, 2015(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.107)
Net realized and unrealized loss	(0.451)

Total loss from operations	$(0.558)

Less Distributions
From net investment income	$(0.029)
From net realized gain	(0.003)

Total distributions	$(0.032)

Net asset value — End of period	$9.410

Total Return(3)	(5.51	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$162
Ratios (as a percentage of average daily net assets):
Expenses(5)	3.42	%(6)(7)(8)
Net investment loss	(1.09	)%(8)
Portfolio Turnover	163	%(4)

(1)	For the period from the start of business, September 2, 2014, to August 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes dividend expense and prime broker fees on securities sold short of 1.67% for the period from the start of business, September 2, 2014, to August 31, 2015.

(7)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.67% of average daily net assets for the period from the start of business, September 2, 2014, to August 31, 2015). Absent this reimbursement, total return would be lower.

(8)	Annualized.

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Financial Highlights — continued

	Class C
	Period Ended August 31, 2015(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.177)
Net realized and unrealized loss	(0.451)

Total loss from operations	$(0.628)

Less Distributions
From net investment income	$(0.019)
From net realized gain	(0.003)

Total distributions	$(0.022)

Net asset value — End of period	$9.350

Total Return(3)	(6.29	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$278
Ratios (as a percentage of average daily net assets):
Expenses(5)	4.17	%(6)(7)(8)
Net investment loss	(1.80	)%(8)
Portfolio Turnover	163	%(4)

(1)	For the period from the start of business, September 2, 2014, to August 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes dividend expense and prime broker fees on securities sold short of 1.67% for the period from the start of business, September 2, 2014, to August 31, 2015.

(7)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.67% of average daily net assets for the period from the start of business, September 2, 2014, to August 31, 2015). Absent this reimbursement, total return would be lower.

(8)	Annualized.

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Financial Highlights — continued

	Class I
	Period Ended August 31, 2015(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.050)
Net realized and unrealized loss	(0.483)

Total loss from operations	$(0.533)

Less Distributions
From net investment income	$(0.034)
From net realized gain	(0.003)

Total distributions	$(0.037)

Net asset value — End of period	$9.430

Total Return(3)	(5.36	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,691
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.91	%(6)(7)(8)
Net investment loss	(0.51	)%(8)
Portfolio Turnover	163	%(4)

(1)	For the period from the start of business, September 2, 2014, to August 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes dividend expense and prime broker fees on securities sold short of 1.41% for the period from the start of business, September 2, 2014, to August 31, 2015.

(7)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.67% of average daily net assets for the period from the start of business, September 2, 2014, to August 31, 2015). Absent this reimbursement, total return would be lower.

(8)	Annualized.

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein Market Opportunities Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on September 2, 2014. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

16

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in

17

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Notes to Financial Statements — continued

the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

M  Securities Sold Short — A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Fund pledges liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Fund is required to repay the lender any dividends. The proceeds received from a short sale are recorded as a liability and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Dividends payable on securities sold short are recorded as an expense. SSBT facilitates the short sales transactions for the Fund and is paid a fee for its services, which is recognized as “Prime broker fees” on the Statement of Operations.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period ended August 31, 2015 was as follows:

Period Ended August 31, 2015

Distributions declared from:
Ordinary income	$95,793

During the period ended August 31, 2015, accumulated net realized loss was increased by $290,060, accumulated undistributed net investment income was increased by $299,602 and paid-in capital was decreased by $9,542 due to differences between book and tax accounting, primarily for foreign currency gain (loss), accretion of market discount, non-deductible expenses and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$239,274
Post October capital losses	$(2,210,822)
Net unrealized appreciation	$486,918

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency transactions, futures contracts and investments in partnerships.

At August 31, 2015, the Fund had a net capital loss of $2,210,822 attributable to security transactions incurred after October 31, 2014 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2016.

18

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$24,654,956

Gross unrealized appreciation	$600,304
Gross unrealized depreciation	(1,208,002)

Net unrealized depreciation	$(607,698)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.25% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the period ended August 31, 2015, the investment adviser and administration fee amounted to $323,202 or 1.25% (annualized) of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its advisory and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and RBA have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as dividend expense and prime broker fees on securities sold short, taxes or litigation expenses) exceed 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, through December 31, 2015. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM and RBA were allocated $172,358 in total of the Fund’s operating expenses for the period ended August 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the period ended August 31, 2015, EVM earned $204 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $559 as its portion of the sales charge on sales of Class A shares for the period ended August 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended August 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period ended August 31, 2015 amounted to $343 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the period ended August 31, 2015, the Fund paid or accrued to EVD $1,448 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the period ended August 31, 2015 amounted to $481 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

19

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the period ended August 31, 2015, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including securities sold short, for the period ended August 31, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$48,837,194	$35,233,992
U.S. Government and Agency Securities	3,583,452	2,972,346

	$52,420,646	$38,206,338

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Period Ended August 31, 2015(1)

Sales	25,796
Issued to shareholders electing to receive payments of distributions in Fund shares	31
Redemptions	(8,619)

Net increase	17,208

Class C	Period Ended August 31, 2015(1)

Sales	34,195
Issued to shareholders electing to receive payments of distributions in Fund shares	42
Redemptions	(4,478)

Net increase	29,759

Class I	Period Ended August 31, 2015(1)

Sales	2,616,277
Issued to shareholders electing to receive payments of distributions in Fund shares	9,347
Redemptions	(8,207)

Net increase	2,617,417

(1)	For the period from the start of business, September 2, 2014, to August 31, 2015.

20

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Notes to Financial Statements — continued

At August 31, 2015, EVM owned 94.2% of the value of the outstanding shares of the Fund.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at August 31, 2015 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

9/21/15	Australian Dollar 3,000,000	United States Dollar 2,208,600	Morgan Stanley & Co. International PLC	$75,715	$—	$75,715
9/21/15	United States Dollar 2,128,350	Australian Dollar 3,000,000	Morgan Stanley & Co. International PLC	4,535	—	4,535
9/28/15	Australian Dollar 3,100,000	United States Dollar 2,198,427	Morgan Stanley & Co. International PLC	—	(4,762)	(4,762)
9/28/15	Euro 800,000	United States Dollar 907,960	Morgan Stanley & Co. International PLC	9,901	—	9,901
9/28/15	Japanese Yen 720,000,000	United States Dollar 6,027,223	Morgan Stanley & Co. International PLC	85,789	—	85,789

9/30/15	South Korean Won 2,600,000,000	United States Dollar 2,187,447	Barclays Bank PLC	—	(9,173)	(9,173)

				$175,940	$(13,935)	$162,005

Futures Contracts

Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

9/15	23 E-mini MSCI EAFE Index	Long	$2,165,425	$1,992,605	$(172,820)

9/15	61 E-mini S&P 500 Index	Long	6,394,990	6,006,061	(388,929)

					$(561,749)

At August 31, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Equity Price Risk:  The Fund enters into equity index futures contracts and/or total return swap contracts thereon to enhance return and as a substitution for the purchase or sale of securities.

21

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Notes to Financial Statements — continued

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates and/or to enhance total return.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At August 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $13,935. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $300,000 at August 31, 2015.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2015 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Futures contracts	$—		$(561,749	)(1)
Foreign Exchange	Forward foreign currency exchange contracts	175,940	(2)	(13,935	)(3)

Total		$175,940		$(575,684)

Derivatives not subject to master netting or similar agreements		$—		$(561,749)

Total Derivatives subject to master netting or similar agreements		$175,940		$(13,935)

(1)

Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(3)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of August 31, 2015.

22

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Notes to Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Morgan Stanley & Co. International PLC	$175,940	$(4,762)	$—	$—	$171,178

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Barclays Bank PLC	$(9,173)	$—	$—	$—	$(9,173)
Morgan Stanley & Co. International PLC	(4,762)	4,762	—	—	—

	$(13,935)	$4,762	$—	$—	$(9,173)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the period ended August 31, 2015 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Futures contracts	$(357,500)	$(561,749)
Equity Price	Swap contracts	1,251	—
Foreign Exchange	Forward foreign currency exchange contracts	242,709	162,005

Total		$(113,540)	$(399,744)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts, Swap contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amounts of derivative contracts outstanding during the period ended August 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Forward Foreign Currency Exchange Contracts	Swap Contracts

$5,054,000	$10,171,000	$16,000

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks, which is in effect through September 7, 2015. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the period ended August 31, 2015.

23

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Notes to Financial Statements — continued

On September 4, 2015, the Fund renewed its line of credit agreement, which expires September 2, 2016. Under the terms of the renewed credit agreement, the commitment amount was reduced to $625 million and the commitment fee on the unused portion of the line of credit was changed to an annual rate of 0.10%.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Notes to Financial Statements — continued

At August 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$890,870	$1,467,731	$—	$2,358,601
Consumer Staples	131,419	327,353	—	458,772
Health Care	146,059	742,190	—	888,249
Industrials	1,161,817	1,740,892	—	2,902,709
Information Technology	515,304	975,197	—	1,490,501
Materials	—	177,331	—	177,331
Telecommunication Services	97,922	—	—	97,922
Utilities	65,225	—	—	65,225

Total Common Stocks	$3,008,616	$5,430,694 *	$—	$8,439,310

Exchange-Traded Funds	$10,239,774	$—	$—	$10,239,774
Short-Term Investments	—	5,368,174	—	5,368,174

Total Investments	$13,248,390	$10,798,868	$—	$24,047,258
Forward Foreign Currency Exchange Contracts	$—	$175,940	$—	$175,940

Total	$13,248,390	$10,974,808	$—	$24,223,198

Liability Description
Securities Sold Short	$(5,244,416)	$—	$—	$(5,244,416)
Forward Foreign Currency Exchange Contracts	—	(13,935)	—	(13,935)
Futures Contracts	(561,749)	—	—	(561,749)

Total	$(5,806,165)	$(13,935)	$—	$(5,820,100)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

25

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein Market Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein Market Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2015, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business, September 2, 2014, to August 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Richard Bernstein Market Opportunities Fund as of August 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, September 2, 2014, to August 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2015

26

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal period ended August 31, 2015, the Fund designates approximately $584,714, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 68.83% qualifies for the corporate dividends received deduction.

27

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

28

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee);

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.

29

Eaton Vance

Richard Bernstein Market Opportunities Fund

August 31, 2015

Management and Organization — continued

(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

Tower 45

120 West 45th Street, 19th Floor

New York, NY 10036

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

19811    8.31.15

Eaton Vance

Worldwide Health Sciences Fund

Annual Report

August 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2015

Eaton Vance

Worldwide Health Sciences Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 31

Federal Tax Information	20

Board of Trustees’ Contract Approval	32

Management and Organization	35

Important Notices	38

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

A sharp downturn late in the period left most global stock markets with losses for the 12 months ended August 31, 2015.

Early in the 12-month period, many world stock markets turned lower in September 2014 amid renewed worries about the global economy, international conflicts and elevated stock valuations. However, markets rebounded in late 2014 amid positive economic data in the U.S. and additional stimulus measures by the Bank of Japan and the People’s Bank of China.

In the first quarter of 2015, harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted U.S. economic growth. In Europe, stocks gained momentum after the European Central Bank stepped up its economic stimulus measures. Many global equity markets drew confidence from the U.S. Federal Reserve (the Fed)’s reassurance in mid-June 2015 that eventual U.S. interest-rate hikes would be gradual and would proceed slowly. Late in the period, however, the mounting Greek debt crisis and signs of economic weakness in China sent stock markets worldwide lower. In August 2015, many global equity markets dropped on growing concerns about China’s economic slowdown and the timing of the Fed’s first rate hike.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, fell 4.13%. The MSCI EAFE Index of developed-market international equities declined 7.47%, while the MSCI Emerging Markets Index dropped 22.95%. In the U.S., the blue-chip Dow Jones Industrial Average lost 1.00%, while the broader U.S. equity market, as represented by the S&P 500 Index, eked out a positive 0.48% return.

The global health care sector outperformed the aforementioned broader equity market indexes, with the MSCI World Health Care Index rising 9.88% for the 12-month period.

Fund Performance

For the 12-month period ended August 31, 2015, Eaton Vance Worldwide Health Sciences Fund (the Fund) had a total return of 15.31% for Class A shares at net asset value (NAV), outperforming the 9.88% return of the Fund’s primary benchmark, the MSCI World Health Care Index (the Index), as well as the returns of broader global stock market indexes.

In a challenging 12-month period for global equity markets, the Fund outperformed the broader equity market amid the solid fundamentals driving the global health care sector, particularly in the pharmaceuticals and biotechnology industries.

Of the Index’s six industry sectors, the Fund had positive returns in three of the five sectors in which it was invested. The pharmaceuticals industry was the biggest contributor to the Fund’s performance versus the Index, due to both stock selection and a favorable underweight position. Within this industry, the Fund’s lack of exposure to several large companies that underperformed (including Johnson & Johnson, Sanofi and GlaxoSmithKline Pharmaceuticals, Ltd.) aided Fund performance relative to the Index. In addition, the Fund’s out-of-Index holding in specialty pharmaceutical firm Impax Laboratories, Inc. contributed to Fund performance versus the Index. The stock benefited from strong revenue growth and acquisitions during the period.

The biotechnology industry also contributed to the Fund’s performance versus the Index, thanks to both stock selection and a favorable overweight position. In particular, Fund performance versus the Index benefited from the Fund’s overweight in Incyte Corp., a biotechnology company developing new cancer treatments. The stock rose on better-than-expected financial results and positive news on new product development. The health care providers & services industry also boosted the Fund’s relative performance, a result of both stock selection and a favorable underweight position versus the Index.

On the negative side, health care equipment & supplies was the Fund’s weakest-performing industry versus the Index for the 12-month period. This was primarily due to adverse stock selection. Among the Fund’s individual holdings that detracted from performance versus the Index was Insulet Corp., a medical device maker impacted by product delays and earnings misses. The stock was sold during the period. Stock selection in the life sciences tools & services industry further detracted from Fund performance versus the Index, including the Fund’s holding in medical software company Fluidigm Corp., which reported disappointing financial results during the period. Overall, on an individual stock basis, lack of exposure to strong-performing Valeant Pharmaceuticals International, Inc. was the Fund’s leading detractor from performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Performance2,3

Portfolio Managers Samuel D. Isaly, Sven H. Borho, CFA, Geoffrey C. Hsu, CFA, Richard D. Klemm, Ph.D., CFA and Trevor M. Polischuk, Ph.D., each of OrbiMed Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/26/1985	07/26/1985	15.31%	21.28%	11.83%
Class A with 5.75% Maximum Sales Charge	—	—	8.66	19.85	11.17
Class B at NAV	09/23/1996	07/26/1985	14.60	20.40	11.02
Class B with 5% Maximum Sales Charge	—	—	9.68	20.21	11.02
Class C at NAV	01/05/1998	07/26/1985	14.46	20.38	11.00
Class C with 1% Maximum Sales Charge	—	—	13.47	20.38	11.00
Class I at NAV	10/01/2009	07/26/1985	15.64	21.61	11.99
Class R at NAV	09/08/2003	07/26/1985	15.11	21.01	11.57
MSCI World Health Care Index	—	—	9.88%	19.73%	9.47%
S&P 500 Index	—	—	0.48	15.86	7.15

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.46%	2.21%	2.21%	1.21%	1.71%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2005	$28,452	N.A.
Class C	$10,000	08/31/2005	$28,402	N.A.
Class I	$250,000	08/31/2005	$776,299	N.A.
Class R	$10,000	08/31/2005	$29,902	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Fund Profile5

Sector Allocation (% of net assets)[6]

Country Allocation (% of net assets)

Top 10 Holdings (% of net assets)[6]

HCA Holdings, Inc.	6.0%

Novartis AG	4.9

Bristol-Myers Squibb Co.	4.5

AbbVie, Inc.	4.3

Allergan PLC	3.9

Regeneron Pharmaceuticals, Inc.	3.7

Amgen, Inc.	3.4

Boston Scientific Corp.	3.2

Biogen, Inc.	3.0

Ono Pharmaceutical Co., Ltd.	2.9

Total	39.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI World Health Care Index is an unmanaged index of health care sector equities within the MSCI World Index. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 – August 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period* (3/1/15 – 8/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,015.40	$7.26	1.43%
Class B	$1,000.00	$1,011.90	$11.05	2.18%
Class C	$1,000.00	$1,011.20	$11.05	2.18%
Class I	$1,000.00	$1,016.70	$6.00	1.18%
Class R	$1,000.00	$1,014.50	$8.53	1.68%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.00	$7.27	1.43%
Class B	$1,000.00	$1,014.20	$11.07	2.18%
Class C	$1,000.00	$1,014.20	$11.07	2.18%
Class I	$1,000.00	$1,019.30	$6.01	1.18%
Class R	$1,000.00	$1,016.70	$8.54	1.68%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Statement of Assets and Liabilities

Assets	August 31, 2015
Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $1,326,130,679)	$1,775,953,992
Receivable for Fund shares sold	3,209,388
Total assets	$1,779,163,380

Liabilities
Payable for Fund shares redeemed	$2,648,273
Payable to affiliates:
Administration fee	235,801
Distribution and service fees	615,653
Accrued expenses	356,550
Total liabilities	$3,856,277
Net Assets	$1,775,307,103

Sources of Net Assets
Paid-in capital	$1,188,403,076
Accumulated net realized gain from Portfolio	139,563,160
Accumulated net investment loss	(2,482,446)
Net unrealized appreciation from Portfolio	449,823,313
Total	$1,775,307,103

Class A Shares
Net Assets	$1,073,699,444
Shares Outstanding	81,253,443
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.21
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.02

Class B Shares
Net Assets	$18,211,287
Shares Outstanding	1,335,624
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.64

Class C Shares
Net Assets	$365,081,283
Shares Outstanding	26,973,248
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.53

Class I Shares
Net Assets	$233,051,429
Shares Outstanding	17,389,405
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.40

Class R Shares
Net Assets	$85,263,660
Shares Outstanding	6,100,972
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.98

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Statement of Operations

Investment Income	Year Ended August 31, 2015
Dividends allocated from Portfolio (net of foreign taxes, $735,824)	$12,086,824
Interest allocated from Portfolio	53,385
Expenses allocated from Portfolio	(15,697,328)
Total investment loss from Portfolio	$(3,557,119)

Expenses
Administration fee	$2,551,576
Distribution and service fees
Class A	2,659,778
Class B	211,851
Class C	3,432,977
Class R	353,194
Trustees’ fees and expenses	500
Custodian fee	60,890
Transfer and dividend disbursing agent fees	1,634,116
Legal and accounting services	58,359
Printing and postage	161,830
Registration fees	125,502
Miscellaneous	22,885
Total expenses	$11,273,458

Net investment loss	$(14,830,577)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$234,702,723
Foreign currency transactions	(487,234)
Net realized gain	$234,215,489
Change in unrealized appreciation (depreciation) —
Investments	$7,175,765
Foreign currency	(265,217)
Net change in unrealized appreciation (depreciation)	$6,910,548

Net realized and unrealized gain	$241,126,037

Net increase in net assets from operations	$226,295,460

8	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment loss	$(14,830,577)	$(7,023,787)
Net realized gain from investment and foreign currency transactions	234,215,489	254,414,966
Net change in unrealized appreciation (depreciation) from investments and foreign currency	6,910,548	177,240,967
Net increase in net assets from operations	$226,295,460	$424,632,146
Distributions to shareholders —
From net investment income
Class A	$—	$(4,671,218)
Class I	—	(728,494)
Class R	—	(139,304)
From net realized gain
Class A	(145,653,868)	(91,862,792)
Class B	(3,023,250)	(2,838,495)
Class C	(44,299,880)	(26,992,581)
Class I	(25,097,297)	(10,260,559)
Class R	(7,933,608)	(4,160,231)
Total distributions to shareholders	$(226,007,903)	$(141,653,674)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$198,010,576	$99,268,267
Class B	836,657	1,071,328
Class C	77,023,074	32,075,963
Class I	120,240,032	71,640,084
Class R	47,609,923	19,070,757
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	133,165,783	88,124,585
Class B	2,767,582	2,583,531
Class C	35,764,830	21,198,637
Class I	19,111,703	7,265,148
Class R	7,565,899	3,943,422
Cost of shares redeemed
Class A	(223,917,067)	(176,955,090)
Class B	(3,690,922)	(4,322,491)
Class C	(44,533,285)	(37,326,268)
Class I	(56,380,134)	(36,173,280)
Class R	(22,431,673)	(13,563,983)
Net asset value of shares exchanged
Class A	4,667,278	8,543,016
Class B	(4,667,278)	(8,543,016)
Net increase in net assets from Fund share transactions	$291,142,978	$77,900,610

Net increase in net assets	$291,430,535	$360,879,082

Net Assets
At beginning of year	$1,483,876,568	$1,122,997,486
At end of year	$1,775,307,103	$1,483,876,568

Accumulated net investment loss and distributions in excess of net investment income, respectively, included in net assets
At end of year	$(2,482,446)	$(12,969,616)

9	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Financial Highlights

	Class A
	Year Ended August 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$13.390	$10.890	$10.200	$9.680	$9.110

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.098)	$(0.046)	$0.040	$0.055	$0.010	(2)
Net realized and unrealized gain	1.936	3.980	2.121	1.369	1.170

Total income from operations	$1.838	$3.934	$2.161	$1.424	$1.180

Less Distributions
From net investment income	$—	$(0.069)	$(0.202)	$—	$—
From net realized gain	(2.018)	(1.365)	(1.269)	(0.904)	(0.610)

Total distributions	$(2.018)	$(1.434)	$(1.471)	$(0.904)	$(0.610)

Redemption fees(1)(3)	$—	$—	$—	$—	$0.000	(4)

Net asset value — End of year	$13.210	$13.390	$10.890	$10.200	$9.680

Total Return(5)	15.31%	39.31%	24.28%	16.22%	13.16%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,073,699	$960,881	$754,945	$685,275	$671,124
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.44%	1.46%	1.39%	1.47%	1.96	%(8)
Net investment income (loss)	(0.73)%	(0.38)%	0.39%	0.58%	0.10	%(2)
Portfolio Turnover of the Portfolio	51%	57%	51%	63%	43%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.066 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.57)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

10	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Financial Highlights — continued

	Class B
	Year Ended August 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$13.840	$11.200	$10.420	$9.930	$9.400

Income (Loss) From Operations
Net investment loss(1)	$(0.205)	$(0.139)	$(0.033)	$(0.026)	$(0.055	)(2)
Net realized and unrealized gain	2.023	4.108	2.175	1.420	1.195

Total income from operations	$1.818	$3.969	$2.142	$1.394	$1.140

Less Distributions
From net investment income	$—	$—	$(0.093)	$—	$—
From net realized gain	(2.018)	(1.329)	(1.269)	(0.904)	(0.610)

Total distributions	$(2.018)	$(1.329)	$(1.362)	$(0.904)	$(0.610)

Redemption fees(1)(3)	$—	$—	$—	$—	$0.000	(4)

Net asset value — End of year	$13.640	$13.840	$11.200	$10.420	$9.930

Total Return(5)	14.60%	38.23%	23.25%	15.46%	12.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,211	$22,917	$26,543	$36,333	$68,487
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	2.20%	2.21%	2.14%	2.22%	2.71	%(8)
Net investment loss	(1.47)%	(1.12)%	(0.31)%	(0.26)%	(0.54	)%(2)
Portfolio Turnover of the Portfolio	51%	57%	51%	63%	43%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.079 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.32)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

11	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$13.760	$11.160	$10.410	$9.930	$9.400

Income (Loss) From Operations
Net investment loss(1)	$(0.204)	$(0.140)	$(0.038)	$(0.017)	$(0.065	)(2)
Net realized and unrealized gain	1.992	4.092	2.181	1.401	1.205

Total income from operations	$1.788	$3.952	$2.143	$1.384	$1.140

Less Distributions
From net investment income	$—	$—	$(0.124)	$—	$—
From net realized gain	(2.018)	(1.352)	(1.269)	(0.904)	(0.610)

Total distributions	$(2.018)	$(1.352)	$(1.393)	$(0.904)	$(0.610)

Redemption fees(1)(3)	$—	$—	$—	$—	$0.000	(4)

Net asset value — End of year	$13.530	$13.760	$11.160	$10.410	$9.930

Total Return(5)	14.46%	38.26%	23.36%	15.35%	12.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$365,081	$298,114	$224,863	$201,008	$202,021
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	2.19%	2.21%	2.14%	2.22%	2.71	%(8)
Net investment loss	(1.48)%	(1.13)%	(0.36)%	(0.17)%	(0.64	)%(2)
Portfolio Turnover of the Portfolio	51%	57%	51%	63%	43%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.070 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.32)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

12	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Financial Highlights — continued

	Class I
	Year Ended August 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$13.520	$10.980	$10.280	$9.720	$9.120

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.065)	$(0.016)	$0.064	$0.082	$0.025	(2)
Net realized and unrealized gain	1.963	4.018	2.133	1.382	1.185

Total income from operations	$1.898	$4.002	$2.197	$1.464	$1.210

Less Distributions
From net investment income	$—	$(0.097)	$(0.228)	$—	$—
From net realized gain	(2.018)	(1.365)	(1.269)	(0.904)	(0.610)

Total distributions	$(2.018)	$(1.462)	$(1.497)	$(0.904)	$(0.610)

Redemption fees(1)(3)	$—	$—	$—	$—	$0.000	(4)

Net asset value — End of year	$13.400	$13.520	$10.980	$10.280	$9.720

Total Return(5)	15.64%	39.69%	24.52%	16.59%	13.48%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$233,051	$149,535	$83,020	$62,857	$53,255
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.19%	1.21%	1.14%	1.22%	1.71	%(8)
Net investment income (loss)	(0.48)%	(0.14)%	0.62%	0.86%	0.25	%(2)
Portfolio Turnover of the Portfolio	51%	57%	51%	63%	43%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.058 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.33)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

13	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Financial Highlights — continued

	Class R
	Year Ended August 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$14.080	$11.390	$10.600	$10.040	$9.450

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.140)	$(0.081)	$0.012	$0.035	$(0.026	)(2)
Net realized and unrealized gain	2.058	4.182	2.220	1.429	1.226

Total income from operations	$1.918	$4.101	$2.232	$1.464	$1.200

Less Distributions
From net investment income	$—	$(0.046)	$(0.173)	$—	$—
From net realized gain	(2.018)	(1.365)	(1.269)	(0.904)	(0.610)

Total distributions	$(2.018)	$(1.411)	$(1.442)	$(0.904)	$(0.610)

Redemption fees(1)(3)	$—	$—	$—	$—	$0.000	(4)

Net asset value — End of year	$13.980	$14.080	$11.390	$10.600	$10.040

Total Return(5)	15.11%	38.96%	23.94%	16.02%	12.88%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$85,264	$52,429	$33,628	$27,469	$24,364
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.69%	1.71%	1.64%	1.72%	2.21	%(8)
Net investment income (loss)	(0.99)%	(0.64)%	0.11%	0.35%	(0.25	)%(2)
Portfolio Turnover of the Portfolio	51%	57%	51%	63%	43%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.058 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.82)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

14	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance Fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.8% at August 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date.

15

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Notes to Financial Statements — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2015 and August 31, 2014 was as follows:

	Year Ended August 31,
	2015	2014

Distributions declared from:
Ordinary income	$63,234,269	$24,989,473
Long-term capital gains	$162,773,634	$116,664,201

During the year ended August 31, 2015, accumulated net realized gain was decreased by $47,572,263, accumulated net investment loss was decreased by $25,317,747 and paid-in capital was increased by $22,254,516 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), net operating losses, investments in passive foreign investment companies (PFICs) and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$20,857,535
Undistributed long-term capital gains	$124,472,508
Net unrealized appreciation	$441,573,984

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships, investments in PFICs and the tax treatment of short-term capital gains.

3  Administration Fee and Other Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2015, the administration fee amounted to $2,551,576.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2015, EVM earned $91,233 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $308,614 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2015. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2015 amounted to $2,659,778 for Class A shares.

16

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2015, the Fund paid or accrued to EVD $158,888 and $2,574,733 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended August 31, 2015, the Fund paid or accrued to EVD $176,597 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2015 amounted to $52,963, $858,244 and $176,597 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended August 31, 2015, the Fund was informed that EVD received approximately $7,000 and $10,000 of CDSCs paid by Class B and Class C shareholders, respectively, and less than $100 of CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended August 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $142,010,123 and $89,308,486, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2015	2014

Sales	14,796,486	8,287,962
Issued to shareholders electing to receive payments of distributions in Fund shares	11,143,580	8,174,822
Redemptions	(16,816,531)	(14,728,463)
Exchange from Class B shares	347,412	708,133

Net increase	9,470,947	2,442,454

	Year Ended August 31,
Class B	2015	2014

Sales	61,794	87,801
Issued to shareholders electing to receive payments of distributions in Fund shares	223,372	230,467
Redemptions	(269,037)	(348,536)
Exchange to Class A shares	(335,768)	(684,137)

Net decrease	(319,639)	(714,405)

17

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Notes to Financial Statements — continued

	Year Ended August 31,
Class C	2015	2014

Sales	5,651,118	2,631,217
Issued to shareholders electing to receive payments of distributions in Fund shares	2,907,710	1,902,930
Redemptions	(3,255,494)	(3,018,401)

Net increase	5,303,334	1,515,746

	Year Ended August 31,
Class I	2015	2014

Sales	8,951,413	5,852,911
Issued to shareholders electing to receive payments of distributions in Fund shares	1,579,480	668,367
Redemptions	(4,203,718)	(3,019,408)

Net increase	6,327,175	3,501,870

	Year Ended August 31,
Class R	2015	2014

Sales	3,370,072	1,508,663
Issued to shareholders electing to receive payments of distributions in Fund shares	597,622	347,132
Redemptions	(1,591,127)	(1,084,239)

Net increase	2,376,567	771,556

18

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Worldwide Health Sciences Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 22, 2015

19

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2015, the Fund designates approximately $12,673,970, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 11.84% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2015, $173,289,902 or, if subsequently determined to be different, the net capital gain of such year.

20

Worldwide Health Sciences Portfolio

August 31, 2015

Portfolio of Investments

Common Stocks — 95.6%

Security	Shares	Value

Biotechnology — 29.4%
Actelion, Ltd.	348,000	$47,246,339
Alexion Pharmaceuticals, Inc.(1)	223,000	38,398,370
Amgen, Inc.	396,000	60,104,880
Biogen, Inc.(1)	181,900	54,078,870
Bluebird Bio, Inc.(1)	160,000	21,291,200
Celgene Corp.(1)	355,000	41,918,400
Dyax Corp.(1)	300,200	6,910,604
Exact Sciences Corp.(1)	400,000	8,844,000
Forward Pharma A/S ADR(1)	162,600	4,278,006
Galapagos NV ADR(1)	279,800	16,939,092
Gilead Sciences, Inc.	327,100	34,368,397
Incyte Corp.(1)	431,500	50,135,985
Infinity Pharmaceuticals, Inc.(1)	678,000	5,979,960
Ironwood Pharmaceuticals, Inc.(1)	1,237,800	13,615,800
Neurocrine Biosciences, Inc.(1)	205,000	9,507,900
NewLink Genetics Corp.(1)	29,600	1,329,336
Ophthotech Corp.(1)	331,000	14,573,930
Portola Pharmaceuticals, Inc.(1)	475,700	22,434,012
Puma Biotechnology, Inc.(1)	52,000	4,779,840
Regeneron Pharmaceuticals, Inc.(1)	129,700	66,600,950

		$523,335,871

Health Care Distributors — 0.7%
McKesson Corp.	62,000	$12,249,960

		$12,249,960

Health Care Equipment — 10.6%
Boston Scientific Corp.(1)	3,450,000	$57,753,000
Intuitive Surgical, Inc.(1)	80,000	40,876,000
NuVasive, Inc.(1)	806,000	42,492,320
Tornier NV(1)	1,000,000	22,240,000
Wright Medical Group, Inc.(1)	830,000	19,148,100
Zimmer Biomet Holdings, Inc.	65,500	6,783,180

		$189,292,600

Health Care Facilities — 6.0%
HCA Holdings, Inc.(1)	1,220,500	$105,719,710

		$105,719,710

Health Care Services — 1.3%
Express Scripts Holding Co.(1)	273,000	$22,822,800

		$22,822,800

Security	Shares	Value

Health Care Supplies — 2.5%
Cooper Cos., Inc. (The)	205,000	$33,296,100
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	15,480,900	10,877,361

		$44,173,461

Life Sciences Tools & Services — 3.9%
Agilent Technologies, Inc.	241,000	$8,750,710
Fluidigm Corp.(1)	653,000	7,960,070
Illumina, Inc.(1)	180,000	35,569,800
Thermo Fisher Scientific, Inc.	141,000	17,677,170

		$69,957,750

Managed Health Care — 4.3%
Health Net, Inc.(1)	631,200	$40,434,672
Molina Healthcare, Inc.(1)	481,000	35,877,790

		$76,312,462

Pharmaceuticals — 36.9%
AbbVie, Inc.	1,225,000	$76,452,250
Allergan PLC(1)	231,025	70,171,534
Astellas Pharma, Inc.	1,850,000	27,362,363
Bristol-Myers Squibb Co.	1,333,000	79,273,510
Celltrion, Inc.(1)	272,000	16,280,616
Chugai Pharmaceutical Co., Ltd.	1,050,000	39,149,492
Impax Laboratories, Inc.(1)	773,500	31,682,560
Nichi-Iko Pharmaceutical Co., Ltd.	485,000	14,550,124
Novartis AG	895,000	87,339,221
Novo Nordisk A/S, Class B	475,000	26,224,912
Ono Pharmaceutical Co., Ltd.	405,400	51,550,855
Roche Holding AG PC	105,000	28,583,560
Santen Pharmaceutical Co., Ltd.	1,250,000	19,557,530
Sawai Pharmaceutical Co., Ltd.	260,979	16,478,490
Shire PLC ADR	127,900	29,672,800
Teva Pharmaceutical Industries, Ltd. ADR	399,000	25,699,590
Towa Pharmaceutical Co., Ltd.	209,900	16,403,942

		$656,433,349

Total Common Stocks — 95.6% (identified cost $1,249,331,787)		$1,700,297,963

21	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2015

Portfolio of Investments — continued

Short-Term Investments — 4.2%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)	$74,676	$74,675,570

Total Short-Term Investments (identified cost $74,675,570)		$74,675,570

Total Investments — 99.8% (identified cost $1,324,007,357)		$1,774,973,533

Other Assets, Less Liabilities — 0.2%		$3,890,225

Net Assets — 100.0%		$1,778,863,758

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2015.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	71.6%	$1,274,539,240
Japan	10.4	185,052,796
Switzerland	9.2	163,169,120
Denmark	1.7	30,502,918
United Kingdom	1.7	29,672,800
Israel	1.4	25,699,590
Netherlands	1.3	22,240,000
Belgium	1.0	16,939,092
South Korea	0.9	16,280,616
China	0.6	10,877,361

Total Investments	99.8%	$1,774,973,533

22	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2015

Statement of Assets and Liabilities

Assets	August 31, 2015
Unaffiliated investments, at value (identified cost, $1,249,331,787)	$1,700,297,963
Affiliated investment, at value (identified cost, $74,675,570)	74,675,570
Dividends receivable	520,896
Interest receivable from affiliated investment	11,151
Receivable for investments sold	8,294,085
Tax reclaims receivable	5,090,703
Total assets	$1,788,890,368

Liabilities
Payable for investments purchased	$2,463,037
Due to custodian — foreign currency, at value (identified cost, $6,026,449)	6,037,484
Payable to affiliates:
Investment adviser fee	881,982
Management fee	496,491
Accrued expenses	147,616
Total liabilities	$10,026,610
Net Assets applicable to investors’ interest in Portfolio	$1,778,863,758

Sources of Net Assets
Investors’ capital	$1,327,983,498
Net unrealized appreciation	450,880,260
Total	$1,778,863,758

23	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2015

Statement of Operations

Investment Income	Year Ended August 31, 2015
Dividends (net of foreign taxes, $737,207)	$12,109,366
Interest allocated from affiliated investment	53,481
Expenses allocated from affiliated investment	(4,388)
Total investment income	$12,158,459

Expenses
Investment adviser fee	$9,650,762
Management fee	5,457,280
Trustees’ fees and expenses	68,000
Custodian fee	392,055
Legal and accounting services	86,197
Miscellaneous	67,620
Total expenses	$15,721,914
Deduct —
Reduction of custodian fee	$28
Total expense reductions	$28

Net expenses	$15,721,886

Net investment loss	$(3,563,427)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$235,218,325
Investment transactions allocated from affiliated investment	156
Foreign currency transactions	(488,170)
Net realized gain	$234,730,311
Change in unrealized appreciation (depreciation) —
Investments	$7,143,251
Foreign currency	(265,747)
Net change in unrealized appreciation (depreciation)	$6,877,504

Net realized and unrealized gain	$241,607,815

Net increase in net assets from operations	$238,044,388

24	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2015

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income (loss)	$(3,563,427)	$2,195,182
Net realized gain from investment and foreign currency transactions	234,730,311	255,048,346
Net change in unrealized appreciation (depreciation) from investments and foreign currency	6,877,504	177,614,487
Net increase in net assets from operations	$238,044,388	$434,858,015
Capital transactions —
Contributions	$142,655,084	$31,241,292
Withdrawals	(90,514,265)	(106,571,449)
Net increase (decrease) in net assets from capital transactions	$52,140,819	$(75,330,157)

Net increase in net assets	$290,185,207	$359,527,858

Net Assets
At beginning of year	$1,488,678,551	$1,129,150,693
At end of year	$1,778,863,758	$1,488,678,551

25	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2015

Supplementary Data

	Year Ended August 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.92%	0.92%	0.81%	0.80%	1.21	%(2)
Net investment income (loss)	(0.21)%	0.17%	0.97%	1.24%	0.85	%(3)
Portfolio Turnover	51%	57%	51%	63%	43%

Total Return	15.91%	40.05%	24.99%	16.99%	14.00%

Net assets, end of year (000’s omitted)	$1,778,864	$1,488,679	$1,129,151	$1,018,497	$1,025,530

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

(3)	Includes special dividends equal to 0.68% of average daily net assets.

26	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2015, Eaton Vance Worldwide Health Sciences Fund held a 99.8% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

27

Worldwide Health Sciences Portfolio

August 31, 2015

Notes to Financial Statements — continued

As of August 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors LLC (OrbiMed) as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets up to $500 million, 0.47% on net assets of $500 million but less than $1 billion, 0.43% on net assets of $1 billion but less than $1.5 billion, 0.40% on net assets of $1.5 billion but less than $2 billion and at reduced rates on average daily net assets of $2 billion or more, and is payable monthly. In addition, OrbiMed’s fee is subject to an upward or downward performance adjustment of up to 0.15% of the average daily net assets of the Portfolio depending on whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over a 36-month performance period. For the year ended August 31, 2015, the Portfolio’s investment adviser fee, including an upward performance adjustment of $1,831,391, amounted to $9,650,762 or 0.57% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The management fee is earned by EVM as compensation for administrative, compliance and oversight services rendered to the Portfolio. Pursuant to the management agreement and subsequent fee reduction agreement between the Portfolio and EVM, the fee is computed at an annual rate of 0.375% of the Portfolio’s average daily net assets up to $500 million, 0.32% on net assets of $500 million but less than $1 billion, 0.29% on net assets of $1 billion but less than $1.5 billion, 0.26% on net assets of $1.5 billion but less than $2 billion and at reduced rates on average daily net assets of $2 billion or more. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of EVM or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended August 31, 2015, the management fee amounted to $5,457,280 or 0.32% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of OrbiMed’s or EVM’s organizations receive remuneration for their services to the Portfolio out of the investment adviser or management fee. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $849,072,104 and $860,655,448, respectively, for the year ended August 31, 2015.

28

Worldwide Health Sciences Portfolio

August 31, 2015

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,332,283,241

Gross unrealized appreciation	$499,771,519
Gross unrealized depreciation	(57,081,227)

Net unrealized appreciation	$442,690,292

The net unrealized depreciation on foreign currency transactions at August 31, 2015 on a federal income tax basis was $85,916.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks, which is in effect through September 7, 2015. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2015.

On September 4, 2015, the Portfolio renewed its line of credit agreement, which expires September 2, 2016. Under the terms of the renewed credit agreement, the commitment amount was reduced to $625 million and the commitment fee on the unused portion of the line of credit was changed to an annual rate of 0.10%.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Concentration of Risk

As the Portfolio invests a significant portion of its assets in the health sciences sector and may concentrate in the medical research and health care industries, it will likely be affected by events that adversely affect that sector or industries. The Portfolio has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio’s interests can also be impacted by regulatory activities that affect health sciences companies.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

29

Worldwide Health Sciences Portfolio

August 31, 2015

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Biotechnology	$476,089,532	$47,246,339		$—	$523,335,871
Health Care Distributors	12,249,960	—		—	12,249,960
Health Care Equipment	189,292,600	—		—	189,292,600
Health Care Facilities	105,719,710	—		—	105,719,710
Health Care Services	22,822,800	—		—	22,822,800
Health Care Supplies	33,296,100	10,877,361		—	44,173,461
Life Sciences Tools & Services	69,957,750	—		—	69,957,750
Managed Health Care	76,312,462	—		—	76,312,462
Pharmaceuticals	312,952,244	343,481,105		—	656,433,349

Total Common Stocks	$1,298,693,158	$401,604,805	*	$—	$1,700,297,963
Short-Term Investments	$—	$74,675,570		$—	$74,675,570

Total Investments	$1,298,693,158	$476,280,375		$—	$1,774,973,533

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of August 31, 2014 whose fair value was determined using Level 3 inputs. At August 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Worldwide Health Sciences Portfolio

August 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Worldwide Health Sciences Portfolio:

We have audited the accompanying statement of assets and liabilities of Worldwide Health Sciences Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 22, 2015

31

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 27, 2015, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2015. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following:

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

32

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2015, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, seventeen, seven, eleven and thirteen times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Worldwide Health Sciences Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests, with OrbiMed Advisors LLC (“OrbiMed”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Contract Review Committee also concluded that the continuation of agreements for management services of the Portfolio and for administrative services of the Fund with Eaton Vance Management (together with the investment advisory agreement, the “Agreements”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended the Board approval of such Agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the Agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the Agreements, the Board evaluated the nature, extent and quality of services provided to the Portfolio by OrbiMed and to the Portfolio and the Fund by Eaton Vance Management. The Board considered that OrbiMed and Eaton Vance Management provide a package of inter-related services that together are necessary and appropriate for the management of the Portfolio and administration of the Fund.

The Board considered OrbiMed’s and Eaton Vance Management’s management capabilities and OrbiMed’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted OrbiMed’s experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at OrbiMed were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of OrbiMed and other factors, such as the reputation and resources of OrbiMed to recruit and retain investment personnel. In addition, the Board considered the time and attention devoted to the Portfolio by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the management of the Portfolio and the administration of the Fund.

33

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of OrbiMed, Eaton Vance Management and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of OrbiMed, Eaton Vance Management and their affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the package of inter-related services provided by OrbiMed and Eaton Vance Management, taken as a whole, are appropriate and consistent with the terms of the Agreements.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2014 for the Fund. In considering the relative underperformance of the Fund over the longer term, the Board noted that the Fund’s performance record had improved relative to its peers in more recent periods. On the basis of the foregoing and other relevant information provided by OrbiMed and Eaton Vance Management in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2014, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee. The Board also considered actions taken by management in recent years to reduce expenses at the fund complex level.

In considering the management fees and the Fund’s estimated total expense ratio, the Board noted that the advisory fee payable by the Portfolio is subject to a performance-based adjustment that is intended to align the interests of OrbiMed with the interests of shareholders and that the performance-based adjustment varies based on whether the Fund outperforms or underperforms its benchmark index by at least 1.00% and based on its average daily net assets over the entire performance measurement period. After considering the foregoing information, and in light of the nature, extent and quality of the package of inter-related services provided by OrbiMed and Eaton Vance Management under the Agreements, the Board concluded that the management fees charged for services provided pursuant to the Agreements are reasonable.

Profitability

The Board considered the level of profits realized by OrbiMed and Eaton Vance Management and relevant affiliates thereof in providing services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by OrbiMed or Eaton Vance Management without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by OrbiMed or Eaton Vance Management in connection with their relationships with the Fund and the Portfolio, including the benefits to OrbiMed of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the package of inter-related services rendered by OrbiMed and Eaton Vance Management, the profits realized by OrbiMed and Eaton Vance Management are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which OrbiMed and Eaton Vance Management, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and OrbiMed’s and Eaton Vance Management’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the management fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from economies of scale in the future.

34

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “OrbiMed” refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

35

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman); 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer
(1982-1992), Chief Financial Officer (1988-1990) and Director
(1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

36

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2015

Management and Organization — continued

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Samuel D. Isaly(5) 1945	President of the Portfolio	2002	Managing Partner of OrbiMed.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(5)	The business address for Mr. Isaly is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

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Sponsor and Manager of

Worldwide Health Sciences Portfolio and

Administrator of Eaton Vance Worldwide Health

Sciences Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Adviser of Worldwide Health Sciences Portfolio

OrbiMed Advisors LLC

601 Lexington Avenue

54th Floor

New York, NY 10022-4629

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

426    8.31.15

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Greater China Growth Fund, Eaton Vance Richard Bernstein All Asset Strategy Fund, Eaton Vance Richard Bernstein Equity Strategy Fund, Eaton Vance Richard Bernstein Market Opportunities Fund, and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 14 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended August 31, 2014 and August 31, 2015 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/14	8/31/15
Audit Fees	$59,960	$61,660
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,030	$13,238
All Other Fees(3)	$0	$0

Total	$70,990	$74,898

Eaton Vance Richard Bernstein All Asset Strategy Fund

Fiscal Years Ended	8/31/14	8/31/15
Audit Fees	$28,185	$34,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,885	$13,286
All Other Fees(3)	$0	$0

Total	$39,070	$47,336

Eaton Vance Richard Bernstein Equity Strategy Fund

Fiscal Years Ended	8/31/14	8/31/15
Audit Fees	$37,415	$47,580
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,485	$14,639
All Other Fees(3)	$0	$0

Total	$47,900	$62,219

Eaton Vance Richard Bernstein Market Opportunities Fund*

Fiscal Year Ended	8/31/15
Audit Fees	$32,050
Audit-Related Fees(1)	$0
Tax Fees(2)	$12,400
All Other Fees(3)	$0

Total	$44,450

*	Fund commenced operations on September 2, 2014.

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/14	8/31/15
Audit Fees	$28,000	$26,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,480	$11,567
All Other Fees(3)	$0	$0

Total	$41,480	$38,367

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have varying fiscal year ends (July 31, August 31, September 30, or February 28). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/13	2/28/14	7/31/14	8/31/14	9/30/14	2/28/15	7/31/15	8/31/15
Audit Fees	$74,080	$56,010	$111,100	$273,050	$75,180	$57,810	$110,150	$202,140
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$26,710	$25,630	$45,535	$105,240	$34,090	$31,200	$42,215	$65,130
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0

Total	$100,790	$81,640	$156,635	$378,290	$109,270	$89,010	$152,365	$267,270

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	9/30/13	2/28/14	7/31/14	8/31/14	9/30/14	2/28/15	7/31/15	8/31/15
Registrant(1)	$26,710	$25,630	$45,535	$105,240	$34,090	$31,200	$42,215	$65,130
Eaton Vance(2)	$369,820	$370,325	$397,473	$256,315	$256,315	$99,750	$46,000	$46,000

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	During the fiscal years reported above, certain of the Funds was a “feeder” fund in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	October 14, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	October 14, 2015

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	October 14, 2015